As filed with the Securities and Exchange Commission on January 27, 2011

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.   ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

MUNDER SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan 48009
(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (248) 647-9200

Stephen J. Shenkenberg
Munder Capital Management
480 Pierce Street
Birmingham, MI 48009
(Name and Address of Agent for Service)

Copy to:

Jane Kanter
Partner
Dechert LLP
1775 I Street, NW
Washington, DC 20006

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on February 28, 2011 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

VERACITY FUNDS
VERACITY SMALL CAP VALUE FUND

401 West Main Street, Suite 2100
Louisville, KY 40202
(502) 657-6460

Special Meeting of Shareholders to be held __________, 2011

Dear Shareholder:

Please take note that a Special Meeting of the Veracity Small Cap Value Fund (“Veracity Fund”), a diversified series of Veracity Funds (“Veracity Trust”), an open-end management investment company, will be held on ______, __________, 2011, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, at ____ Eastern time (“Meeting”).

At the Meeting, shareholders of the Veracity Fund will be asked to consider a proposal that the Veracity Fund be reorganized with and into the Munder Small-Cap Value Fund (“Munder Fund” and together, “Funds”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company (“Reorganization”).  The proposal is intended to provide Veracity Fund shareholders with a comparable investment opportunity that will: (i) continue to be managed by the Veracity Fund’s current portfolio managers using a substantially similar investment strategy as is currently used in managing the Veracity Fund and (ii) have the same expense ratios for each class of shares and the potential opportunity for increased economies of scale through the combined assets of the Veracity Fund and the Munder Fund.  In this regard, the portfolio management team of the Veracity Fund became employees of MCM as of December 31, 2010 and serve as the portfolio managers of the Munder Fund as of January 18, 2011.  In addition, the Veracity Fund is expected to be the accounting survivor of the reorganization transaction. After the Reorganization, it is expected that the Fund will be renamed the Munder Veracity Small-Cap Value Fund.

If shareholders of the Veracity Fund approve the Agreement and Plan of Reorganization (“Reorganization Agreement”) described in the accompanying materials, and the Munder Fund’s shareholders approve an increase in the management fee that is paid by the Munder Fund that would better align the fee structures of the two Funds, all of the assets of the Veracity Fund will be transferred to the Munder Fund in exchange for shares of the Munder Fund having an aggregate value equal to the net asset value of the Veracity Fund and the assumption by the Munder Fund of all of the liabilities of the Veracity Fund.  The Veracity Fund will then distribute to its shareholders shares of the Munder Fund to which each such shareholder is entitled in complete liquidation of the Veracity Fund.  The proposal to approve the Reorganization includes the approval of the liquidation, termination and dissolution of the Veracity Fund following the Reorganization.  As a result of the Reorganization, Veracity Fund shareholders will become shareholders of the Munder Fund, which is advised and administrated by Munder Capital Management (“MCM”).  As noted above, the portfolio management team of the Veracity Fund became employees of MCM as of December 31, 2010 and serve as the portfolio managers of the Munder Fund as of January 18, 2011.  The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes.  As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

In addition, as a result of the acquisition of Integrity Asset Management, LLC (“Integrity”) by MCM on December 31, 2010, the Veracity Fund’s investment advisory agreement (the “Prior Investment Advisory Agreement”) with Integrity has terminated, and Integrity is currently serving as investment advisor to the Veracity Fund pursuant to an interim investment advisory agreement (“Interim Advisory Agreement”), which will automatically terminate upon the earlier of (i) 150 days following December 31, 2010, (ii) approval of an investment advisory agreement between Integrity and the Veracity Fund, or (iii) the completion of the Reorganization.  As a result, shareholders of the Veracity Fund will also be asked to approve an investment advisory agreement (“New Advisory Agreement”) between the Veracity Trust and Integrity on behalf of the Veracity Fund.  If approved, this proposal would permit Integrity to continue to serve as investment advisor to the Veracity Fund in the event shareholders do not approve the Reorganization or in the event the closing of the Reorganization takes place after the termination of the Interim Advisory Agreement.

Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.

The Board of Trustees of the Veracity Trust (“Board”) believes that the completion of the proposed Reorganization will enable shareholders of the Veracity Fund to benefit from, among other things: (1) the continued management of the portfolio by the current portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant resources of MCM, the investment advisor for the Munder Fund; (3) the significantly larger asset base of the combined Fund, which, subject to the capacity constraints of Integrity’s small cap strategy, is expected to offer greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offer a wide variety of investment goals and strategies.

If the Reorganization is approved by shareholders, the Veracity Fund will be combined with the Munder Fund and, if you are a shareholder of the Veracity Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Munder Fund and (2) receive shares of the Munder Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Veracity Fund immediately prior to the closing of the Reorganization.  No sales charges will be imposed on Veracity Fund shares participating in the Reorganization.  As noted above, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  Detailed information about the proposed Reorganization and the reasons for shareholder approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials.

The Board also believes that approving the New Advisory Agreement and recommending that shareholders approve the New Advisory Agreement is in the best interests of the Veracity Fund and its shareholders.

The Board strongly urges you to vote FOR approval of the Reorganization Agreement and the New Advisory Agreement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  It is very important that you vote and that your voting instructions be received no later than the close of business on _________, 2011.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:

(1)Read the Proxy Statement and have the enclosed proxy card at hand.	(1)Read the Proxy Statement and have the enclosed proxy card at hand.
(2)Call the toll-free number that appears on the enclosed proxy card.	(2)Go to the website that appears on the enclosed proxy card.
(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings.  We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call (800) 468-6337.

Sincerely,

[signature of Matthew G. Bevin]

Matthew G. Bevin
President and Trustee
Veracity Funds

ii

VERACITY FUNDS

VERACITY SMALL CAP VALUE FUND

401 West Main Street, Suite 2100
Louisville, KY 40202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on __________, 2011

To the Shareholders of Veracity Small Cap Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Veracity Small Cap Value Fund (“Veracity Fund”), a diversified series of Veracity Funds (“Veracity Trust”), an open-end management investment company, will be held at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on _____, __________, 2011, at _____ Eastern time, for the following purposes:

(1)
To approve or disapprove an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Veracity Fund by the Munder Small-Cap Value Fund (“Munder Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company, in exchange for shares of the Munder Fund and the assumption by the Munder Fund of all liabilities of the Veracity Fund and (b) the subsequent liquidation, termination, and dissolution of the Veracity Fund;

(2)	To approve or disapprove of an investment advisory agreement between the Veracity Trust and Integrity Asset Management, LLC on behalf of the Veracity Fund; and

(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on February __, 2011.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

[signature of Matthew G. Bevin]

Matthew G. Bevin
President and Trustee
Veracity Funds

February 28, 2011

PROXY STATEMENT/PROSPECTUS DATED February 28, 2011

VERACITY FUNDS

VERACITY SMALL CAP VALUE FUND

401 West Main Street, Suite 2100
Louisville, KY 40202
(502)-657-6460

Special Meeting of Shareholders of Veracity Small Cap Value Fund
to be held __________, 2011

Relating to the Reorganization into Munder Small-Cap Value Fund

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Veracity Funds (“Veracity Trust””), an open-end management investment company organized as a Delaware statutory trust, on behalf of the Veracity Small Cap Value Fund (“Veracity Fund”), a diversified series of Veracity Trust, for a Special Meeting of Shareholders of the Veracity Fund (“Meeting”).  The Meeting will be held on _____, __________, 2011, at _____ Eastern time, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

At the Meeting, shareholders of the Veracity Fund will be asked to consider and act upon the following proposals:

(1)
To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the acquisition of all of the assets of the Veracity Fund by the Munder Small-Cap Value Fund (“Munder Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company organized as a Delaware statutory trust, in exchange for shares of the Munder Fund and the assumption by the Munder Fund of all liabilities of the Veracity Fund and (b) the subsequent liquidation, termination and dissolution of the Veracity Fund (“Reorganization”);

(2)	To approve or disapprove of an investment advisory agreement (“New Advisory Agreement”) between the Veracity Trust and Integrity Asset Management, LLC (“Integrity”) on behalf of the Veracity Fund; and

(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Under the proposed Reorganization Agreement, each shareholder of the Veracity Fund would be entitled to receive shares of the Munder Fund having an aggregate net asset value (“NAV”) equal to the aggregate value of the shares of the Veracity Fund held by that shareholder as of the close of business on the business day of the closing of the Reorganization.  You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished.  Because shareholders of the Veracity Fund are being asked to approve a reorganization transaction that will result in them holding shares of the Munder Fund, this Proxy Statement also serves as a Prospectus offering shares of the Munder Fund.

If the Reorganization Agreement is approved by shareholders of the Veracity Fund, and the Munder Fund’s shareholders approve an increase in the management fee that is paid by the Munder Fund, which would better align the fee structures of the two Funds (“New Management Fee”), holders of Class R shares of the Veracity Fund will receive Class A shares of the Munder Fund, with no sales charge imposed on the Class A shares of the Munder Fund received by Veracity Fund shareholders (although future purchases of Class A shares would be subject to sales charges as described in the prospectus for the Munder Fund).  Holders of Class I shares of the Veracity Fund will receive Class Y shares of the Munder Fund.

This Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, Veracity Fund shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

The investment objectives of the Veracity Fund and the Munder Fund (each a “Fund” and, together, “Funds”) are the same and the strategies and policies of the two Funds are substantially similar.  In this regard, the investment objective, strategies and non-fundamental investment policies of the Munder Fund were recently revised so that they more closely mirror those of the Veracity Fund.  Nevertheless, the Munder Fund is permitted to invest in a somewhat wider range of equity securities than the Veracity Fund.  While the Veracity Fund invests primarily in common stocks of U.S. domestic companies, the Munder Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants.  In addition, the Munder Fund, unlike the Veracity Fund, is permitted to invest up to 25% of its assets in foreign securities.  It is important to note that, despite these minor differences, the portfolio managers of the Veracity Fund are currently managing the Munder Fund using substantially similar investment strategies and policies that are used in managing the Veracity Fund.

Integrity serves as investment advisor for the Veracity Fund, and Munder Capital Management (“MCM”) serves as investment advisor for the Munder Fund.  Integrity and MCM are described in more detail under “Information About Management of the Veracity Fund and the Munder Fund.”  The portfolio management team of the Veracity Fund became employees of MCM as of December 31, 2010 and serve as the portfolio managers of the Munder Fund as of January 18, 2011.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Munder Fund that a prospective investor should know before investing.  A Statement of Additional Information (“SAI”) for the Munder Fund dated October 30, 2010 relating to this Proxy Statement/Prospectus is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 468-6337, or write MST at 480 Pierce Street, Birmingham, Michigan 48009 and you will be promptly mailed one free of charge.

The following documents have been filed with the SEC: (1) the Prospectus of the Veracity Fund (Class R and I shares) dated July 1, 2010; (2) the Prospectus of the Munder Fund (Class A, B, C, K, R and Y shares) dated October 30, 2010, as amended and restated January 18, 2011; (3) the SAI for the Veracity Fund dated July 1, 2010; (4) the SAI for the Munder Fund dated October 30, 2010; (5) the Annual Report for the Veracity Fund (Class R and I shares) dated February 28, 2010;  (6) the Semi-Annual Report for the Veracity Fund (Class R and I shares) dated August 31, 2010; (7) the Annual Report for the Munder Fund (Class A, B, C, K, R and Y shares) dated June 30, 2010; and (8) a sticker supplement to the prospectus for the Veracity Fund (Class R and I shares) dated January 4, 2011.  Copies of each of these documents relating to the Munder Fund, the SAI related to this Proxy Statement/Prospectus and any subsequently released Munder Fund shareholder reports are available upon request and without charge by calling the Munder Funds at (800) 468-6337, writing to the Munder Funds at 480 Pierce Street, Birmingham, Michigan 48009, or logging on to www.munderfunds.com.  Copies of each of these documents relating to the Veracity Fund and any subsequently released Veracity Fund shareholder reports are available upon request and without charge by calling the Veracity Fund at (866) 896-9292 or by writing to the Veracity Fund at 401 West Main Street, Suite 2100, Louisville, KY 40202.

Accompanying this Proxy Statement/Prospectus as Appendix D is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency.  Mutual fund shares involve certain investment risks, including the possible loss of principal.  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION AND THE NEW ADVISORY AGREEMENT	1
PROPOSAL NO. 1 - APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION	3
SUMMARY	3
PROPOSED REORGANIZATION	3
Comparison of Fees and Expenses	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Performance of the Veracity Fund and the Munder Fund	6
Purchase, Redemption, Exchange and Conversion Policies	7
Dividends and Distributions	10
Tax Consequences	10
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS	10
Investment Objectives	10
Principal Investment Strategies	10
Principal Investment Risks	11
INFORMATION ABOUT THE REORGANIZATION	11
Reorganization Agreement	11
Description of the Munder Fund’s Shares	12
Reasons for the Reorganization	12
Federal Income Tax Consequences	13
Comparison of Rights of Shareholders	13
Capitalization	14
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	14
Investment Advisor	14
Portfolio Managers	15
ADDITIONAL INFORMATION ABOUT THE VERACITY FUND AND THE MUNDER FUND	16
Required Vote	16
Required Vote	18
OTHER BUSINESS	18
VOTING INFORMATION	18
Proxy Solicitation	18
Vote Required	19
Quorum	19
Adjournments	19
Effect of Abstentions and Broker “Non-Votes”	19
Share Information	19
LEGAL MATTERS	20
APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	1
More Information About the Funds’ Principal Investment Strategies and Risks	1
Other Investments, Investment Techniques and Risks of the Munder Fund	1
Comparison of Fundamental Investment Restrictions	3
APPENDIX B – FINANCIAL HIGHLIGHTS	1
APPENDIX C – HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES	1
Share Class Eligibility	1
Investment Minimums	1
General Information	1
Investment Minimum Waivers and Reductions	2
Class A Share Accounts Below Minimums	2
How to Purchase Shares	2
Policies for Purchasing Shares	3
Verification of Identity	3
Timing of Orders	3
Applicable Sales Charges	3
Front-End Sales Charges – Class A Shares	4
Front-End Sales Charge Waivers	4
Front-End Sales Charge Reductions – Letters of Intent	4
Front-End Sales Charge Reductions - Rights of Accumulation	5
Additional Information about Letters of Intent and Rights of Accumulation	5
Contingent Deferred Sales Charges (CDSCs)	5

Distribution and Service Fees	5
Distribution and Service Plan Fees	5
Other Payments to Third Parties	5
How to Redeem Shares of the Munder Fund	6
Policies for Redeeming Shares	7
Where Proceeds Are Sent	7
Medallion Signature Guarantees	7
Accounts Held Through Financial Institutions	7
Redemption Difficulties	7
How to Exchange Shares	7
Policies for Exchanging Shares	8
How to Convert Shares	8
Additional Policies for Purchases, Exchanges, Conversions and Redemptions	8
Reinstatement Privilege	9
Frequent Purchases and Redemptions of Fund Shares	9
Policies and Procedures	9
Pricing of Fund Shares	10
Distributions	11
Federal Tax Considerations	11
Publication of Portfolio Holdings	12
APPENDIX D – FORM OF AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX E – FORM OF NEW ADVISORY AGREEMENT
APPENDIX F – INTERGRITY MANAGEMENT INFORMATION

______________________________________

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION AND THE NEW ADVISORY AGREEMENT

Q.           How will the Reorganization affect me?

A.           As of the closing of the Reorganization, the assets of the Veracity Fund will be combined with those of the Munder Fund and the liabilities of the Veracity Fund will be assumed by the Munder Fund. You will become a shareholder of the Munder Fund and will receive shares of the Munder Fund that are equal in value to the shares of the Veracity Fund that you held immediately prior to the closing of the Reorganization. Holders of Class R and I shares of the Veracity Fund will receive Class A and Y shares, respectively, of the Munder Fund.  The portfolio management team of the Veracity Fund became employees of MCM as of December 31, 2010 and serve as the portfolio managers of the Munder Fund as of January 18, 2011.  It is expected that the Veracity Fund will be the accounting and performance survivor in the Reorganization, which means that, among other things, the Munder Fund will adopt the performance and accounting history of the Veracity Fund as its own. After the Reorganization, it is expected that the Fund will be renamed the Munder Veracity Small-Cap Value Fund. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Veracity Fund will not recognize any taxable gain or loss as a result of the Reorganization.  It is important to note that the Reorganization is contingent upon the approval by the Munder Fund’s shareholders of the New Management Fee, which will better align the fee structures of the two Funds.

Q.           Why is the Reorganization being recommended?

A.           The Reorganization is being recommended in connection with the recent acquisition of all the assets and operations of Integrity by MCM.  The Board of the Veracity Trust believes that the completion of the proposed Reorganization will enable shareholders of the Veracity Fund to benefit from, among other things: (1) the continued management of the portfolio by the current portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant resources of MCM, the investment advisor for the Munder Fund; (3) the larger asset base of the combined Fund, which is expected to offer a greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offer a wide variety of investment goals and strategies.

Before approving the proposed Reorganization, the Board of Veracity Trust evaluated the potential benefits to the shareholders of the Veracity Fund.  After careful consideration, the Board determined that the Reorganization Agreement is in the best interests of the Veracity Fund and its shareholders.  Through this proxy, the Board is submitting the proposed Reorganization to you—the shareholders of the Veracity Fund—for a vote.  The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

Q.           How do the fees paid by the Munder Fund compare to those payable by the Veracity Fund?

A.           The pro forma total per share operating expenses of the Munder Fund, upon completion of the Reorganization, are expected to be  at least as favorable as the current per share operating expenses of the Veracity Fund.  Pro forma fee, expense and financial information are included in this Proxy Statement/Prospectus for your reference.  Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Munder Fund so that, on an annualized basis, the Total Net Annual Operating Expenses of the combined Munder Fund do not exceed 1.50% for Class A and 1.25% for Class Y shares, which are the same as the Total Net Operating Expenses of the corresponding classes of the Veracity Fund, excluding Acquired Fund Fees and Expenses.  Therefore, it is not anticipated that the total per share operating expenses of each class of the combined Munder Fund will exceed the current total per share operating expenses of the corresponding class of the Veracity Fund through at least October 31, 2012. Please note that there is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level.

Q.           Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.           No. The full value of each share of the Veracity Fund will be exchanged for shares of the corresponding class of the Munder Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.  In this regard, holders of Class R shares will not be assessed a sales load on the Class A shares of the Munder Fund that they will receive as a result of the Reorganization, although future purchases of Class A shares would be subject to applicable sales charges as described in the prospectus for the Munder Fund.

Q.           Who serves as investment advisor to the Munder Fund?

A.           MCM is the investment advisor for and administrator of the Munder Fund.  MCM is based in Birmingham, Michigan and was founded in 1985.  As of December 31, 2010, MCM had approximately $14.3 billion in assets under management.

Q.           Will the portfolio management team for the Munder Fund be different than the portfolio management team for the Veracity Fund?

A.           No.  The portfolio management team of the Veracity Fund became employees of MCM as of December 31, 2010 and serve as the portfolio managers of the Munder Fund as of January 18, 2011

Q.           Will I have to pay any federal income taxes as a result of the Reorganization?

A.           The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Veracity Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  As a shareholder of the Veracity Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q.           Will I be able to exchange my shares for shares of other funds in the Munder family of mutual funds?

A.           Yes.  After the Reorganization, as a shareholder of the Munder Fund, you will be able to exchange your shares of the Munder Fund for shares of the same Class of shares of other Munder Funds, which are series of MST or Munder Series Trust II, subject to certain restrictions described in the prospectus of each Munder Fund.  Such exchanges will not be subject to any sales charges but are taxable transactions.  Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder Fund to ensure that it meets your investment objectives and needs.

Q.           Who will pay the expenses relating to the Reorganization?

A.           MCM and Integrity will bear all of the expenses of both Funds in connection with the Reorganization, except for portfolio brokerage fees and expenses associated with the Reorganization.

Q.           What happens if the Reorganization Agreement is not approved?

A.           If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur.  In such an event, the Veracity Fund and Munder Fund will continue to operate separately, and Integrity and the Board of the Veracity Trust will determine what additional steps are appropriate and in the best interests of the Veracity Fund and its shareholders.

Q.           Why am I being asked to vote on a proposed New Advisory Agreement?

A.           The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory agreements to contain a provision under which any such agreement terminates in the event of an “assignment” (as that term is defined in the 1940 Act and the rules under the 1940 Act).  On November 24, 2010, MCM, the investment advisor to the Munder Fund, entered into an agreement with Integrity to purchase all of the outstanding equity interests of Integrity (“Integrity Acquisition”).  On December 31, 2010, the Integrity Acquisition was completed, which resulted in an “assignment” and termination of the Veracity Fund’s investment advisory agreement (“Prior Advisory Agreement”) with Integrity.

In anticipation of the Integrity Acquisition, the Board of Trustees of the Veracity Trust on December 28, 2010 approved an interim investment advisory agreement for the Veracity Fund with Integrity (the “Interim Advisory Agreement”), which took effect on December 31, 2010.  Under the Interim Advisory Agreement, Integrity is currently serving as investment advisor to the Veracity Fund until the earlier of (i) 150 days following December 31, 2010, (ii) shareholder approval of the a new investment advisory agreement (“New Advisory Agreement”) between Integrity and the Veracity Fund, or (iii) the completion of the Reorganization.  Compensation earned by Integrity under the Interim Advisory Agreement will be held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Prior Advisory Agreement.

The Veracity Board on January 31, 2011, also approved the New Advisory Agreement with Integrity.  The terms of the New Advisory Agreement, including the amount of compensation payable to Integrity, are identical to the terms of the Prior Advisory Agreement and the Interim Advisory Agreement except for the effective dates, termination dates and, in the case of the Interim Advisory Agreement, fee escrow provisions.  Approval by the Veracity Fund’s shareholders of the New Advisory Agreement is necessary for Integrity to continue to serve as investment advisor to the Veracity Fund (i) in the event shareholders do not approve the Reorganization or (ii) in the event the closing of the Reorganization takes place after the termination of the Interim Advisory Agreement.  Approval of the New Advisory Agreement is also necessary for Integrity to receive the amounts held in an escrow account for its advisory services provided to the Veracity Fund performed under the Interim Advisory Agreement.

Q.           What happens if the New Advisory Agreement is not approved?

A.           If shareholders of the Veracity Fund do not approve the proposed New Advisory Agreement and the Reorganization does not close before 150 days following December 31, 2010, the Interim Advisory Agreement will automatically terminate.  In such an event, the Fund will no longer have an investment advisor and the Board of the Veracity Trust will determine what additional steps are appropriate and in the best interests of the Veracity Fund and its shareholders.

Q.           What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

A.           If a quorum is not obtained by the scheduled meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts.  The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  If it is determined that such further solicitation is not likely to be successful in obtaining the required quorum, the proxy solicitation may be abandoned and Integrity and the Board of Trustees of the Veracity Trust will determine what additional steps are appropriate and in the best interests of the Veracity Fund and its shareholders.

Q.           Who is eligible to vote?

A.           Only Veracity Fund shareholders who are record holders on February __, 2011 (i.e., the record date) are entitled to attend and vote at the meeting or any adjournments thereof.

Q.           How many votes am I entitled to cast?

A.           You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Veracity Fund that you owned on the record date.

Q.           How do I vote my shares?

A.           You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope.  Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card.  Please take advantage of these voting options.  You may also vote in person at the Meeting.  If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.  If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted in the discretion of the persons named as proxies.

Q.           Whom do I call if I have questions after reading these materials?

A.           If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call The Altman Group (“Altman Group”), our proxy solicitor, toll free at (800) 331-7487.

PROPOSAL NO. 1 - APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which is attached to this Proxy Statement/ Prospectus as Appendix D.  The materials in the exhibits and the SAI dated October 30, 2010 are each incorporated herein by reference into this Proxy Statement/Prospectus.

PROPOSED REORGANIZATION

At a meeting held on December 28, 2010, the Board of the Veracity Trust approved the Reorganization Agreement, subject to the approval of the shareholders of the Veracity Fund of the Reorganization Agreement and the approval of the shareholders of the Munder Fund of the New Management Fee.  The Reorganization Agreement provides for:

•
the transfer of all of the assets of the Veracity Fund to the Munder Fund in exchange for shares of the Munder Fund having an aggregate value equal to the NAV of the Veracity Fund and the assumption by the Munder Fund of all of the liabilities of the Veracity Fund;

•
the distribution to each of the shareholders of the Veracity Fund of shares of the Munder Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Veracity Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•	the complete liquidation of the Veracity Fund and the subsequent termination and dissolution of the Veracity Fund in accordance with applicable law and Veracity Trust’s organizational documents.

The Reorganization Agreement provides that the Reorganization shall be effective as of the close of business on ____________, 2011 (“Closing Date”).  The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree.  As a result of the Reorganization, each shareholder of the Veracity Fund will become the owner of the number of full and fractional shares of the Munder Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s Veracity Fund shares as of the close of business on the Closing Date. Shareholders of Class R and I shares of the Veracity Fund will receive Class A and Y shares, respectively, of the Munder Fund. See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Board, including all of the Trustees deemed to be “independent,” to the extent such Trustees are not considered to be “interested persons” of the Veracity Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), has concluded that (1) the Reorganization would be in the best interests of the Veracity Fund, (2) the interests of the Veracity Fund’s existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the Veracity Fund for approval. The Board of Trustees of MST has also approved the Reorganization on behalf of the Munder Fund.

The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

Comparison of Fees and Expenses

The following tables compare the fees and expenses of each class of the Veracity Fund and the corresponding class of the Munder Fund and show the estimated fees and expenses for each of these classes on a pro forma basis, giving effect to the proposed Reorganization.  We have estimated these pro forma numbers in good faith, based on information contained in: (i) the Annual Report and Semi-Annual Report to Shareholders of the Veracity Fund for the fiscal year ended February 28, 2010 and the fiscal period ended August 31, 2010, respectively, (ii) the Annual Report to Shareholders for the Munder Fund for the fiscal year ended June 30, 2010, and (iii) unaudited information as of August 31, 2010.  Shareholders of Class R and I shares of the Veracity Fund will receive Class A and Y shares, respectively, of the Munder Fund as part of the Reorganization.

•      Columns 1 and 2 reflect the annualized fees and expenses for each class of the Veracity Fund and the Munder Fund, respectively, for the fiscal years ended February 28, 2010 and June 30, 2010, respectively.

•      Column 3 reflects the pro forma fees and expenses of the combined Munder Fund as if the Reorganization had occurred as of June 30, 2010.

FEES AND EXPENSES (Based on the fiscal years ended February 28, 2010 and June 30, 2010 for the Veracity Fund and Munder Fund, respectively)

	Veracity Fund	Munder Fund	Combined Pro Forma: Munder Veracity Small-Cap Value Fund
Class R Shares of Veracity Fund/Class A Shares of Munder Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.5%(a)	5.5%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None(b)	None(b)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%(c)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.75%	0.90%(d)
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%%
Other Expenses	0.29%	0.65%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.13%	0.01%(f)
Total Annual Fund Operating Expenses	1.55%	1.78%	1.60%
Fee Waiver and/or Expense Reimbursement	0.04%(e)	N/A	0.09%(g)
Total Net Annual Fund Operating Expenses	1.51%(e)	N/A	1.51%(g)
Class I Shares of Veracity Fund/Class Y Shares of Munder Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%(c)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.75%	0.90%(d)
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.29%	0.65%	0.44%
Acquired Fund Fees and Expenses	0.01%	0.13%	0.01%(f)
Total Annual Fund Operating Expenses	1.30%	1.53%	1.35%
Fee Waiver and/or Expense Reimbursement	0.04%(e)	N/A	0.09%(g)
Total Net Annual Fund Operating Expenses	1.26%(e)	N/A	1.26%(g)

(a) The sales charge declines as the amount invested increases.
(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (“CDSC”), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Munder Fund’s distributor paid a sales commission on the purchase.
(c) A redemption fee of 2.00% of the dollar value of the shares redeemed, payable to the Veracity Fund, is imposed on any redemption of shares within 30 days of the date of purchase.
(d) The Munder Fund is soliciting the vote of its shareholders to increase the Munder Fund’s Management Fee from 0.75% to: (i) 0.90% of the first $300 million of average daily net assets, and (ii) 0.85% of average daily net assets in excess of $300 million (i.e., the New Management Fee).  Pursuant to the Reorganization Agreement, if shareholders of the Munder Fund do not approve the increase in management fee, the Reorganization will not be completed.  The Pro Forma management fee assumes that shareholders of the Munder Fund approved the proposed increase in the management fee.

(e) Integrity has contractually agreed until at least December 31, 2012 to reduce its management fees and/or reimburse Veracity Fund expenses to the extent necessary to limit the Veracity Fund’s annual ordinary operating expenses to an amount not exceeding 1.50% of the Veracity Fund’s average daily net assets allocable to Class R shares and 1.25% of the Veracity Fund’s average daily net assets allocable to Class I shares.  Management fee reductions and expenses reimbursed by Integrity are subject to repayment by the Veracity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Veracity Fund’s ordinary operating expenses to exceed the 1.50% limit for Class R shares and the 1.25% limit for Class I shares.  Ordinary operating expenses include all Fund expenses except brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses.
(f) Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.
(g) Pursuant to an Expense Limitation Agreement, MCM has agreed contractually beginning on the date that the Munder Fund’s New Management Fee is effective through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Munder Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) do not exceed 1.50% for Class A and 1.25% for Class Y shares.  In addition, the Munder Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Munder Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Munder Fund to exceed the limits stated above for the Class A and Class Y shares and the Board of MST has approved in advance such reimbursement to MCM.

Expense Example

This example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R Shares of Veracity Fund/Class A Shares of Munder Fund	1 Year	3 Years	5 Years	10 Years
Veracity Fund	$154	$486	$841	$1,842
Munder Fund	$721	$1,079	$1,461	$2,529
Pro forma: Combined Munder Veracity Fund	$695	$1,019	$1,365	$2,338

Class I Shares of Veracity Fund/Class Y Shares of Munder Fund	1 Year	3 Years	5 Years	10 Years
Veracity Fund	$128	$408	$709	$1,564
Munder Fund	$156	$483	$834	$1,824
Pro forma: Combined Munder Veracity Fund	$128	$419	$731	$1,616

You would pay the following expenses if you did not redeem your shares:

Class R Shares of Veracity Fund/Class A Shares of Munder Fund	1 Year	3 Years	5 Years	10 Years
Veracity Fund	$154	$486	$841	$1,842
Munder Fund	$721	$1,079	$1,461	$2,529
Pro forma: Combined Munder Veracity Fund	$695	$1,019	$1,365	$2,338

Class I Shares of Veracity Fund/Class Y Shares of Munder Fund	1 Year	3 Years	5 Years	10 Years
Veracity Fund	$128	$408	$709	$1,564
Munder Fund	$156	$483	$834	$1,824
Pro forma: Combined Munder Veracity Fund	$128	$419	$731	$1,616

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by either Fund on reinvested dividends and other distributions.

Portfolio Turnover Comparison

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.  During each Fund’s most recent fiscal year, the portfolio turnover rate was 69% and 54% of the Fund’s portfolio, for the Veracity Fund and the Munder Fund, respectively.

Prior to the closing of the Reorganization, and in the ordinary course of business, we expect that certain holdings of the Munder Fund may be sold by the new portfolio managers of the Munder Funds so that the holdings of the Munder Fund will more closely mirror the holdings of the Veracity Fund. Any sales of such holdings will result in additional transaction costs for the Munder Fund and its shareholders (which will not be assumed or paid by MCM) and will be a taxable event.  However, it is expected that any capital gains on such a sale will be offset by capital loss carryovers that are available to the Munder Fund.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Veracity Fund and the Munder Fund. Please note that this is only a brief discussion.  Additional comparative information of the Funds’ investment strategies and risks, as well as differences among their fundamental investment restrictions, can be found below under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix A.  In evaluating this information, it is important to note that, the portfolio managers of the Munder Fund, who currently are also the portfolio managers of the Veracity Fund, expect to use investment strategies and policies for the Munder Fund that are substantially similar to those used in managing the Veracity Fund.

The investment objective of both Funds is to seek to achieve long-term capital growth.  Both Funds invest, under normal circumstances, at least 80% of their assets in the equity securities of small capitalization companies, although the Munder Fund is permitted to invest in a somewhat wider range of equity securities and the Funds define “small-capitalization” slightly differently.  Both Funds pursue a value oriented  investment strategy, i.e. they seek to invest in companies their investment advisor believes to be trading at prices below their intrinsic value.  The Munder Fund, unlike the Veracity Fund, is permitted invest up to 25% of its assets in foreign securities.

The Veracity Fund pursues its investment objective by normally investing at least 80% of its net assets in the common stocks of U.S. domestic companies with market capitalizations of less than $2 billion at the time of investment.  The Munder Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies.  For this purpose, small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Index $10 million to $5.2 billion as of December 31, 2010.  In addition, the Munder Fund may invest (i) in equity securities of larger companies and (ii) up to 25% of its assets in foreign securities.

Both Funds normally invest in companies that appear to be undervalued according to certain financial measurements of their intrinsic worth or business prospects.  Each Fund typically holds a diversified portfolio of 100 to 150 companies.  The advisor for each Fund chooses its investments by employing a value-oriented approach that focuses on stocks that offer value with improving sentiment.  The advisor finds these value-oriented investments by, among other things, (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios: and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.  The advisor for each Fund regularly reviews the Fund’s investments and will sell securities when the advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

Performance of the Veracity Fund and the Munder Fund

The bar chart and performance table on the following page provide some indication of the risk of an investment in the Munder Fund.  The bar chart shows the changes in the Munder Fund’s performance from year to year and show the Munder Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of a broad-based securities market index.

However, because the Veracity Fund will be the accounting and performance survivor in the Reorganization, following the Reorganization the Munder Fund will adopt the performance history of the Veracity Fund, adjusted to reflect the differences in fees and certain expenses between the classes of the Munder Fund and the classes of the Veracity Fund.  Therefore, the performance information shown below is the historical performance of the Veracity Fund.  For information regarding the actual historical performance of the Munder Fund, please see the Prospectus for the Munder Fund dated October 30, 2010, as amended and restated January 18, 2011, copies of which are available upon request and without charge by calling the Munder Fund at (800)-468-6337 or by writing to the Munder Fund at 480 Pierce Street, Birmingham, Michigan 48009.

The annual returns in the bar chart are for Class A shares of the Munder Fund.  Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be different.  Please see “Comparison of Fees and Expenses” above for information about the difference between the fees and expenses of each Fund.

When you consider this information, please remember that the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MUNDER VERACITY SMALL-CAP VALUE FUND
(Historical Veracity Fund information)

CLASS A SHARES TOTAL RETURN (%)
per calendar year

Best Quarter:	23.78%%	(quarter ended 6/30/09)
Worst Quarter:	-20.78%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2010 (including maximum sales charges)	1 Year %	5 Years %	Since Inception %
CLASS A (Inception 3/30/04)
Return Before Taxes	29.45	5.44	7.40
Return After Taxes on Distributions	29.45	4.67	6.68
Return After Taxes on Distributions and Sale of Fund Shares	19.15	4.29	6.08
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	24.50	3.52	5.41
CLASS Y (Inception 7/7/05)
Return Before Taxes	29.74	5.70	6.36
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	24.50	3.52	3.66

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class Y shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Purchase, Redemption, Exchange and Conversion Policies

Both of the Funds are subject to certain minimum investment requirements and varying charges in connection with purchases, redemptions and/or exchanges of shares.  Waivers may be available in certain types of transactions and to certain types of investors. For details on how to purchase, exchange, redeem or convert shares of the Munder Fund, see “Appendix C-How to Purchase, Sell, Exchange and Convert Shares.”  As noted above, holders of Class R and I shares of the Veracity Fund will receive Class A and Y shares, respectively, of the Munder Fund.  Below is a comparison of the purchase, redemption, and exchange policies and procedures between the share classes of the Funds.

Class R Shares of the Veracity Fund and Class A Shares of the Munder Fund

	Class R Shares	Class A Shares
Purchases
You may purchase Class R shares of the Veracity Fund directly through the Veracity Fund’s transfer agent, or through participating brokers, dealers, and other financial professionals.  Class R shares are No-Load shares, which are sold at NAV without an initial sales charge.  You may invest in the Veracity Fund by mail, wire transfer, and through an automatic investment plan.

You may purchase Class A shares of the Munder Fund directly through the Munder Fund’s transfer agent, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares.  You will pay a sales charge of up to 5.50% at the time of any Class A shares purchase.  You can purchase Class A shares by mail, by wire, by electronic funds transfer, or through an automatic investment plan.

	Class R Shares	Class A Shares

Investment Minimums	The minimum initial investment for Class R shares is $25,000, and the minimum subsequent investment is $1,000.
The minimum initial investment for Class A shares is $2,500 per Fund for all accounts, subject to certain exceptions. The Munder Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan, the minimum initial and subsequent investment per Fund is $50.

Redemptions
You may sell (redeem) your Class R shares on any day the New York Stock Exchange is open.  You may request the sale of your shares by mail, telephone, or wire.  The selling price of the shares being redeemed will be the Veracity Fund’s NAV next calculated after receipt of all required documents in “Good Order” (as defined in the Prospectus for the Veracity Funds dated July 1, 2010).  A redemption fee of 2% of the dollar value of the Class R shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase.

You may redeem your Class A shares at the NAV next determined after your redemption request is received in proper form through a broker, financial intermediary or financial institution, by mail, by telephone, by internet, or through a systematic withdrawal plan.  A 1.00% CDSC applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Munder Fund’s distributor paid a sales commission on the purchase.  The Munder Fund does not assess a redemption fee.

Exchanges	The Veracity Fund does not offer an exchange program.
You may exchange your Class A Munder Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs provided you meet the eligibility requirements for the class into which you desire to exchange your shares.

Share Class Conversions	The Veracity Fund does not offer a conversion program.
You may convert Class A shares of the Munder Fund to Class Y shares of the Fund based on each class’s relative NAV provided you meet the eligibility requirements for the class into which you desire to convert your shares.  The Munder Fund will treat any conversion between classes of shares of the Munder Fund as a tax-free event.

Class I Shares of the Veracity Fund and Class Y Shares of the Munder Fund

	Class I Shares	Class Y Shares
Purchases
You may purchase Class I shares of the Veracity Fund directly through the Veracity Fund’s transfer agent, or through participating brokers, dealers, and other financial professionals.  Class I shares are No-Load shares, which are sold at NAV without an initial sales charge.  You may invest in the Veracity Fund by mail, wire transfer, and through an automatic investment plan.

Class Y shares of the Munder Fund are available to investors who (a) hold their shares directly with the Munder Fund’s transfer agent; (b) are clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class Y shares through a no-load network or platform; (c) purchase through retirement plans that meet certain conditions; (d) are certain types of financial professionals or their immediate family members; or (e) have specific relationships with Munder Capital Management or the Munder Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares.  You will not pay a sales charge on Class Y shares.  You can purchase Class Y shares by mail, by wire, by electronic funds transfer, or through an automatic investment plan.  Only certain investors are eligible to purchase Class Y shares.  For further details, please see Appendix C.

Investment Minimums	The minimum initial investment for Class R shares is $250,000, and the minimum subsequent investment is $5,000.
The minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account, subject to certain exceptions.  This minimum is being waived with respect to shares received by Veracity Fund shareholders in connection with the Reorganization.

Redemptions
You may sell (redeem) your Class I shares on any day the New York Stock Exchange is Open.  You may request the sale of your shares by mail, telephone, or wire.  The selling price of the shares being redeemed will be the Veracity Fund’s NAV next calculated after receipt of all required documents in “Good Order” (as defined in the Prospectus for the Veracity Funds dated July 1, 2010).  A redemption fee of 2% of the dollar value of the Class I shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase.

You may redeem your Class Y shares at the NAV next determined after your redemption request is received in proper form through a broker, financial intermediary or financial institution, by mail, by telephone, by internet, or through a systematic withdrawal plan.  The Munder Fund does not assess a redemption fee.

Exchanges	The Veracity Fund does not offer an exchange program.
You may exchange your Class Y Munder Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs provided you meet the eligibility requirements for the class into which you desire to exchange your shares.

Dividends and Distributions

Both Funds declare and pay dividends from net investment income, if any, and distribute net realized capital gains, if any, at least annually. Dividends and distributions are generally subject to federal income tax. For both Funds, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Funds at net asset value (“NAV”), without any front-end or contingent deferred sales charge. Following the Reorganization, shareholders of the Veracity Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Munder Fund. See “Appendix C—How to Purchase, Sell, Exchange and Convert Shares” for a further discussion regarding the distribution policies of the Munder Fund.

Tax Consequences

Completion of the Reorganization is subject to the Veracity Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences.”

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the applicable Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, principal investment strategies and risks of the Veracity Fund and the Munder Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of the Veracity Fund dated July 1, 2010, and the Prospectus of the Munder Fund dated October 30, 2010, as amended and restated January 18, 2011.  Please also refer to the additional comparative information provided in Appendix A for a description of the Funds’ other investment strategies and risks and differences in fundamental investment restrictions.

Investment Objectives

The investment objective of both Funds is to seek to achieve long-term capital growth.

Principal Investment Strategies

The principal investment strategies of the Funds as set forth in the prospectuses offering the Funds’ shares are substantially similar, although not identical.  In evaluating this information, it is important to note that the portfolio managers of the Munder Fund, who currently are also the portfolio managers of the Veracity Fund, expect to use investment strategies and policies for the Munder Fund that are substantially similar to those used in managing the Veracity Fund.

Both Funds invest, under normal circumstances, at least 80% of their assets in the equity securities of small capitalization companies, although the Munder Fund is permitted to invest in a somewhat wider range of equity securities and the Funds define “small-capitalization” differently.  Both Funds pursue a value oriented investment strategy, i.e. they seek to invest in companies their investment advisor believes to be trading at prices below their intrinsic value.  The Munder Fund, unlike the Veracity Fund, is permitted invest up to 25% of its assets in foreign securities.

The Veracity Fund pursues its investment objective by normally investing at least 80% of its net assets in the common stocks of U.S. domestic companies with market capitalizations of less than $2 billion at the time of investment.  The Munder Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies.  For this purpose, small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Index $10 million to $5.2 billion as of December 31, 2010.  In addition, the Munder Fund may invest (i) in equity securities of larger companies and (ii) up to 25% of its assets in foreign securities.

Both Funds normally invest in companies that appear to be undervalued according to certain financial measurements of their intrinsic worth or business prospects.  Each Fund typically holds a diversified portfolio of 100 to 150 companies.  The advisor for each Fund chooses its investments by employing a value-oriented approach that focuses on stocks that offer value with improving sentiment.  The advisor finds these value-oriented investments by, among other things, (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.  The advisor for each Fund regularly reviews the Fund’s investments and will sell securities when the advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive

Both Funds may lend securities with a value of up to 33 1⁄3% of the Fund’s total assets (including the loan collateral) to qualified institutions.

Each of the Funds has also adopted certain fundamental investment restrictions, which may not be changed without shareholder approval.  Although the language may differ between the fundamental investment restrictions of each Fund, the policies are similar and include investment policies required by the 1940 Act.  In addition, the Veracity Fund has adopted certain fundamental investment restrictions, including with respect to investing for the purpose of control and investing in oil, gas, or other mineral exploration or development programs, that the Munder Fund has not. See Appendix A for a side-by-side comparison of the Funds’ fundamental investment restrictions.

Principal Investment Risks

Because both of the Funds have the same investment objective and substantially similar principal investment strategies, many of the risks of investing in the Munder Fund are substantially the same as the risks of investing in the Veracity Fund.  However, the Munder Fund is subject to the following two principal investment risks, for which there is no direct counterpart in the principal investment risk disclosures in the prospectus of the Veracity Fund.

Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Sector/Industry Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors or industries.  To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix D.  The Reorganization Agreement provides that the Munder Fund will acquire all of the assets, subject to all of the liabilities, of the Veracity Fund in exchange for shares of the Munder Fund.  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on ____, _______, 2011 (“Closing Date”).  The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason.  The NAV per share of the Veracity Fund will be determined by dividing the Veracity Fund’s assets, less liabilities, by the total number of its outstanding shares.  The NAV per share of the Munder Fund will be determined by dividing the combined Munder Fund’s assets, less liabilities, by the total number of outstanding shares of the Munder Fund.

The Veracity Fund uses Ultimus Fund Solutions, LLC, its administrator, transfer agent and fund accounting agent, and the Munder Fund uses State Street Bank and Trust Company, its sub-administrator, to calculate the NAV for the Funds’ shares and classes, as applicable. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC. The number of full and fractional shares of the Munder Fund you will receive in the Reorganization will be equal in value to the value of your shares of the Veracity Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.

As promptly as practicable after the Closing Date, the Veracity Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Munder Fund received by the Veracity Fund in the Reorganization. The Veracity Fund will accomplish the liquidation and distribution with respect to each class of the Veracity Fund’s shares by the transfer of the Munder Fund shares then credited to the account of the Veracity Fund on the books of the Munder Fund to open accounts on the share records of the Munder Fund in the names of the Veracity Fund’s shareholders. The aggregate NAV of Class A and Y shares of the Munder Fund that will be credited to Class R and I Veracity Fund shareholders, respectively, will, with respect to each share class, be equal to the aggregate NAV of the shares of the Veracity Fund of the corresponding class owned by Veracity Fund shareholders on the on the Closing Date. All issued and outstanding shares of the Veracity Fund will simultaneously be canceled on the books of the Veracity Fund. The Munder Fund will not issue certificates representing the Class A or Y shares of the Munder Fund issued in connection with such transaction. After such distribution, Veracity Trust will take all necessary steps under Delaware law, Veracity Trust’s Declaration of Trust and By-Laws, and any other applicable laws or regulations to effect a complete termination and dissolution of the Veracity Fund.

The Board of Trustees of Veracity Trust has determined that the interests of shareholders of the Veracity Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Veracity Fund and its shareholders.  MCM and Integrity will bear the expenses of the Reorganization, excluding portfolio brokerage fees and expenses incurred in connection with the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other and under other circumstances as provided in the Reorganization Agreement, including in the event that the Munder Fund shareholders do not approve a proposed increase in the Munder Fund’s management fee prior to the Closing Date.  If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Veracity Fund and Munder Fund will continue to operate separately, and Integrity and the Board of Trustees of Veracity Trust will determine what additional steps are appropriate and in the best interests of the Veracity Fund and its shareholders.

The Reorganization Agreement provides that Veracity Trust, on behalf of the Veracity Fund and MST, on behalf of the Munder Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of their respective Funds, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Veracity Fund in accordance with the provision of the Declaration of Trust and By-laws of the Veracity Fund, applicable state law and the 1940 Act; and (2) the Veracity Fund and Munder Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the Veracity Fund as of the Closing Date will receive shares of the Munder Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Description of the Munder Fund’s Shares

Full and fractional shares of the respective class of shares of the Munder Fund will be issued to the Veracity Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Munder Fund does not issue share certificates. The shares of the Munder Fund to be issued to Veracity Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.”  Please note that the Munder Fund offers other share classes that are not described in this Proxy Statement/Prospectus.

Reasons for the Reorganization

The Reorganization is proposed in connection with the recent acquisition of all the assets and operations of Integrity by MCM.  The Board of the Veracity Fund believes that the completion of the proposed Reorganization will enable shareholders of the Veracity Fund to benefit from, among other things: (1) the continued management of the portfolio by the current portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant resources of MCM, the investment advisor for the Munder Fund; (3) the significantly larger asset base of the combined Fund which, subject to the capacity constraints of Integrity’s small cap strategy, is expected to offer a greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offer a wide variety of investment goals and strategies.  On December 28, 2010 the Board of Veracity Trust unanimously voted to approve the Reorganization between the Veracity Fund and the Munder Fund.  The Boards of Trustees of each of Veracity Trust and Munder Trust concluded that the Reorganization would be in the best interests of the respective Funds and their shareholders, and that neither the interests of their respective shareholders would not be diluted as a result of the Reorganization.

In arriving at its conclusions, the Board of each Fund considered, among other things, the following facts:

•	The investment objective of each of the Funds is the same and the principal investment strategies of the Funds are substantially similar;

•	The pro forma expense ratios of the respective classes of the Munder Fund at the closing of the Reorganization are the same as or lower than those of the corresponding classes of the Veracity Fund;

•
As of December 31, 2010, the Integrity portfolio management team for the Veracity Fund became employees of MCM and, as of January 18, 2011, are currently managing the investments of the Munder Fund and will make the portfolios of the two funds compatible with each other;

•	The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes;

•	No sales charge, redemption fee, commission or other transactional fee will be charged to Veracity Fund shareholders in the Reorganization; and

•	The costs of the Reorganization (other than portfolio brokerage fees and expenses associated with the purchase and sale of portfolio securities) will be borne by MCM and Integrity.

In addition to the information described above, MCM and Integrity also provided information to the Boards of Veracity Trust and Munder Trust concerning: (1) the specific terms of the Reorganization, including information regarding comparative expense ratios; (2) detailed comparisons of the Funds’ investment objectives, strategies, limitations and performance; (3) comparative information concerning the existing holdings of each Fund; and (4) the registered public accounting firm, custodian, administrator, transfer agent and distributor for the Munder Fund; and (5) alternatives to the Reorganization considered by MCM and Integrity.

In light of the foregoing considerations, the Board of Trustees of Veracity Trust unanimously concluded that (1) the Reorganization is in the best interests of the Veracity Fund and (2) the Reorganization would not result in a dilution of the interest of shareholders of the Veracity Fund.  Similarly, the Board of Trustees of MST also approved the Reorganization with respect to the Munder Fund and determined that (1) the Reorganization is in the best interests of the Munder Fund and (2) the interests of shareholders of the Munder Fund would not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the Reorganization by the Munder Fund, the Veracity Fund (except with respect to “Section 1256 contracts,” which include certain types of options, futures or forward contracts and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code) or the shareholders of the Veracity Fund. As a condition to the closing of the Reorganization, the Veracity Fund and the Munder Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the Veracity Fund and the Munder Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the Veracity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Veracity Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards). Such dividends will be included in the taxable income of the Veracity Fund’s shareholders.

As of February 28, 2010, the Veracity Fund had an unused capital loss carryover of approximately $35 million. Capital loss carryovers are considered valuable because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders.

The proposed Reorganization will affect the use of these capital loss carryovers in two respects. The first concerns the “sharing” of them with the shareholders of the Munder Fund. If there were no Reorganization, these capital loss carryovers would inure solely to the benefit of the shareholders of the Veracity Fund. If the Reorganization occurs, they carry over (subject to the limitations described below) to the resulting reorganized Munder Fund. That means that any resulting tax benefits inure to all shareholders of the resulting reorganized Munder Fund (i.e., both pre-Reorganization shareholders of the Veracity Fund and pre-Reorganization shareholders of the Munder Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a “loss corporation”, the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate for December of 2010 was 3.67%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. Here, based on the market values of the Veracity Fund and the Munder Fund as of November 10, 2010, the Munder Fund would be subject to these limitations on the use of its capital loss carryforwards.  However, which fund will be subject to the limitations on the use of capital loss carryforwards will depend on the facts at the time of the Closing Date.  As of June 30, 2010, the Munder Fund had an unused capital loss carryover of approximately $148 million.

If these limitations were imposed on the Veracity Fund, based on its value as of November 10, 2010, the limitations would not result in any forfeiture of capital loss carryforwards.  If these limitations were imposed on the Munder Fund, the limitations would result in a forfeiture of the ability to use approximately $93 million of the Munder Fund’s capital losses (based on the Munder Fund’s value as of November 10, 2010). However, there is no assurance that such losses would be used even in the absence of the Reorganization. In addition, the shareholders of the Veracity Fund would be taxed on their share of any distributed taxable gains after the Reorganization, including those gains attributable to unrealized gains of the Munder Fund, if any, at the time of the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Comparison of Rights of Shareholders

The Veracity Fund is a series of Veracity Trust and the Munder Fund is a series of MST, which are both organized as Delaware statutory trusts.  The Veracity Fund and Munder Fund are governed by different Declarations of Trust and By-Laws.

Certain relevant differences and similarities between these entities are summarized below, although this is not an exhaustive comparison.

Boards of Trustees

The Veracity Fund and the Munder Fund have different Boards of Trustees.  For information regarding the Board of Trustees of the Munder Fund, please refer to the SAI for the Munder Fund dated October 30, 2010.  Generally, under the Declarations of Trust and By-Laws of Veracity Trust and MST, the Boards have similar flexibility and broad authority to act. Delaware law also promotes ease of administration, and both Veracity Trust and MST are operated under Delaware law. The Trustees of Veracity Trust have the same fiduciary obligations to act with due care and in the interest of the Veracity Fund and its shareholders as do the Trustees of MST with respect to the Munder Fund and its shareholders. The Trustees of each of Veracity Trust and MST are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties. Furthermore, each entity’s Declaration of Trust permits indemnification of such Trustees except in instances of willful misfeasance, gross negligence, or reckless disregard of a Trustee’s duties. Trustees of both Veracity Trust and MST may amend governing documents without shareholder approval except in certain identical circumstances.

Shareholder Matters

Shareholder liability is generally limited for shareholders of both Veracity Trust and MST.  Neither Veracity Trust nor MST impose a requirement for shareholder approval of a proposed merger or reorganization of a Fund unless required by the 1940 Act.  Shareholder approval may be required, however, under the federal securities laws.

Neither the Munder Fund nor the Veracity Fund hold annual shareholder meetings.  Each Fund is subject to requirements of the 1940 Act with respect to certain matters requiring shareholder votes.  Other than meetings called by Trustees of Veracity Trust in accordance with the Declaration of Trust of Veracity Trust, meetings of the shareholders of the Veracity Fund may be called upon the written request of shareholders owning at least 25% of the outstanding shares of the Veracity Fund entitled to vote.  Other than special meetings called by the Trustees of MST or by MST’s President or Secretary in accordance with the By-Laws of MST, meetings of the shareholders of the Munder Fund may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the Munder Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to MST the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of MST shall determine and specify to such shareholders.  The quorum requirements for shareholder meetings of the Veracity Fund and the Munder Fund are materially identical.

Under the laws of the State of Delaware, shareholders the Funds do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.

The foregoing is only a summary of certain characteristics of the operations of Veracity Trust and MST, their relevant corporate governance documents and relevant state law.  The foregoing is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

Capitalization

The following table shows the capitalization of the Veracity Fund and the Munder Fund, and on a pro forma basis as of August 31, 2010, giving effect to the proposed acquisition of assets at NAV.

	As of August 31, 2010
Class R Shares of the Veracity Fund/Class A Shares of the Munder Fund	Veracity Fund	Munder Fund	Pro forma after Reorganization

Net Assets	$58,266,319.11	$51,345,777.31	$109,612,096.31
Net asset value per share	$20.90	$15.21	$15.21
Shares outstanding	2,788,349.00	3,376,142.608	7,206,932.81

	As of August 31, 2010
Class I Shares of the Veracity Fund/Class Y Shares of the Munder Fund	Veracity Fund	Munder Fund	Pro forma after Reorganization
Net Assets	$88,369,050.00	$29,571,819.17	$117,940,869.17
Net asset value per share	$20.96	$15.36	$15.36
Shares outstanding	4,215,892.00	1,925,439.967	7,678,633.33

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisor

Integrity, 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as investment advisor to the Veracity Fund. Integrity is a Delaware limited liability company doing business and registered with the SEC as an investment advisor. As of December 31, 2010, Integrity managed approximately $3.26 billion in assets.

Integrity is responsible for the overall investment operations of the Veracity Fund and provides investment advisory services to the Veracity Fund.  Integrity is primarily responsible to the Board of Trustees for the Veracity Fund’s investment activities. Integrity provides quarterly reports to the Board covering the investment activities of the Veracity Fund (or more frequently if the Board requires).  Integrity is responsible for ensuring that the Veracity Fund is managed in accordance with its investment objective and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

For its services to the Veracity Fund, Integrity receives an investment advisory fee from the Veracity Fund at the annual rate of 1.00% of the Fund’s average daily net assets, less any fee reductions.  A discussion regarding the factors considered by the Board of Trustees in approving the most recent continuance of the Prior Advisory Agreement with Integrity is available in the Veracity Fund’s Annual Report for the year ended February 28, 2010.

Integrity has contractually agreed until at least December 31, 2012 to reduce its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Veracity Fund’s annual ordinary operating expenses to an amount not exceeding 1.50% for Class R shares and 1.25% for Class I shares. Management fee reductions and expenses reimbursed by Integrity are subject to repayment by the Veracity Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Veracity Fund’s ordinary operating expenses to exceed the 1.50% limit for Class R shares and the 1.25% limit for Class I shares. Ordinary operating expenses include all Fund expenses except brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses. This Expense Recapture Agreement may be terminated at any time upon thirty days written notice by any party and by affirmative vote of a majority of the “Independent” Trustees of the Veracity Fund. The Expense Recapture Agreement may be renewed for additional time periods.

Founded in 1985, MCM, 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Munder Fund.  As of December 30, 2010, MCM had approximately $14.3 billion in assets under management.

MCM provides overall investment management for the Munder Fund, provides research and credit analysis concerning the Munder Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.  During the fiscal year ended June 30, 2010, the Munder Fund paid an advisory fee at an annual rate of 0.75% of the Munder Fund’s average daily net assets.  However, the Munder Fund is currently seeking shareholder approval to increase the Munder Fund’s advisory fee from 0.75% to: (i) 0.90% of the first $300 million of average daily net assets, and (ii) 0.85% of average daily net assets in excess of $300 million.  Pursuant to the Reorganization Agreement, if shareholders of the Munder Fund do not approve the increase in management fee the Reorganization will not be completed.  The Munder Fund’s Annual Report dated June 30, 2010 contains a discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Munder Fund.

Pursuant to an Expense Limitation Agreement, MCM has agreed contractually beginning on the date that the Munder Fund’s New Management Fee is effective through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Munder Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) do not exceed 1.50% for Class A and 1.25% for Class Y shares.  In addition, the Munder Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Munder Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Class A and Y Munder Fund to exceed the limits stated above and the Board of MST has approved in advance such reimbursement to MCM.

Portfolio Managers

At a meeting on November 16, 2010, the Board of Trustees of the Munder Fund approved retaining the portfolio managers of the Veracity Fund as the portfolio managers of the Munder Fund by the closing of the Reorganization.  As of December 31, 2010, the portfolio management team of the Veracity Fund became employees of MCM and as of January 18, 2011 are managing the investments of the Munder Fund.  The following individuals make up the Munder Fund’s portfolio management team:

•
Daniel G. Bandi, CFA, Senior Portfolio Manager, joined MCM on December 31, 2010 and has been a member of the Fund’s portfolio management team since 2011.  He also has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund and for separately managed accounts in MCM’s small-capitalization value, micro-cap and mid-capitalization value disciplines since 2011.  Mr. Bandi is responsible for analyzing and recommending buy/sell decisions within the designated sectors of financials and industrials.  Mr. Bandi also assists the other Portfolio Managers with overall portfolio strategy.  Since 2003, Mr. Bandi has served as Chief Investment Officer and a Principal of Integrity, a wholly-owned subsidiary of MCM.  Prior to joining Intergrity, Mr. Bandi was Managing Director of Equity Investments for National City Investment Management Co. from 1998 to 2003.

•
Daniel J. DeMonica, CFA, Senior Portfolio Manager, joined MCM on December 31, 2010 and has been a member of the Fund’s portfolio management team since 2011.  He also has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund and for separately managed accounts in MCM’s small-capitalization value, micro-cap and mid-capitalization value disciplines since 2011.  Mr. DeMonica is responsible for analyzing and recommending buy/sell decisions within the designated sectors of transportation, health care, consumer discretionary and utilities.  Mr. DeMonica also assists the other Portfolio Managers with overall portfolio strategy.  Since 2003, Mr. DeMonica has served as a Senior Portfolio Manager and a Principal of Integrity.  Prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. from 1998 to 2003.

•
Adam I. Friedman, Senior Portfolio Manager, joined MCM on December 31, 2010 and has been a member of the Fund’s portfolio management team since 2011.  He also has been a member of the portfolio management teams for the Munder Micro-Cap Equity Fund and for separately managed accounts in MCM’s small-capitalization value, micro-cap and mid-capitalization value disciplines since 2011.  Mr. Friedman is responsible for analyzing and recommending buy/sell decisions within the designated sectors of consumer cyclicals and technology.  Mr. Friedman also assists the other Portfolio Managers with overall portfolio strategy.  Since 2003, Mr. Bandi has served as a Senior Portfolio Manager and a Principal of Integrity.  Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003.

ADDITIONAL INFORMATION ABOUT THE VERACITY FUND AND THE MUNDER FUND

Information about the Veracity Fund and the Munder Fund is included in: (1) the Prospectus of the Veracity Fund (Class R and I shares) dated July 1, 2010; (2) the Prospectus of the Munder Fund (Class A, B, C, K, R and Y shares) dated October 30, 2010, as amended and restated January 18, 2011; (3) the SAI for the Veracity Fund dated July 1, 2010; (4) the SAI for the Munder Fund dated October 30, 2010; (5) the Annual Report for the Veracity Fund (Class R and I shares) dated February 28, 2010; (6) the Semi-Annual Report for the Veracity Fund (Class R and I shares) dated August 31, 2010; and (7) the Annual Report for the Munder Fund (Class A, B, C, K, R and Y shares) dated June 30, 2010; (8) a sticker supplement to the prospectus for the Veracity Fund (Class R and I shares) dated January 4, 2011.  Copies of each of these documents relating to the Munder Fund, the SAI related to this Proxy Statement/Prospectus and any subsequently released Munder Fund shareholder reports are available upon request and without charge by calling the Munder Funds at (800) 468-6337, writing to the Munder Funds at 480 Pierce Street, Birmingham, Michigan 48009, or logging on to www.munderfunds.com.  Copies of each of these documents relating to the Veracity Fund and any subsequently released Veracity Fund shareholder reports are available upon request and without charge by calling the Veracity Fund at (866) 896-9292 or by writing to the Veracity Fund at 401 West Main Street, Suite 2100, Louisville, KY 40202.

Both the Veracity Fund and the Munder Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.  They may also be inspected and copied at the Chicago Regional Office of the SEC, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, SEC, Washington, DC 20549 at prescribed rates.

Required Vote

Approval of the Reorganization Agreement will require the affirmative vote of a “majority” of the outstanding voting securities of the Veracity Fund, as defined in the 1940 Act. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

PROPOSAL NO. 2 - APPROVAL OF THE NEW ADVISORY AGREEMENT

Reasons for the New Advisory Agreement

The closing of the Integrity Acquisition on December 31, 2010 constituted an “assignment” of the Prior Advisory Agreement with Integrity, which in turn caused the Prior Advisory Agreement to terminate.

In anticipation of the Integrity Acquisition, the Veracity Board on December 28, 2010 approved the Interim Advisory Agreement between Integrity and Veracity Trust on behalf of the Veracity Fund, which took effect on December 31, 2010, to allow Integrity to continue serving as investment adviser to the Veracity Fund.  Under the Interim Advisory Agreement, Integrity is currently serving as investment adviser to the Veracity Fund until the earlier of (i) 150 days following December 31, 2010, (ii) approval of an investment advisory agreement between Integrity and the Veracity Fund, or (iii) the completion of the Reorganization.  Compensation earned by Integrity under the Interim Advisory Agreement will be held in interest-bearing escrow accounts for a period of up to 150 days from the termination of the Prior Advisory Agreement.

The Veracity Board on January 31, 2011 also approved the New Advisory Agreement because the Reorganization of the Veracity Fund into the Munder Fund, if approved, may not occur until after the expiration of the 150-day term of the Interim Advisory Agreement for administrative and operational reasons.  The terms of the New Advisory Agreement, including the amount of compensation payable to Integrity, are identical to the terms of the Prior Advisory Agreement and the Interim Advisory Agreement except for the effective dates, termination dates and, in the case of the Interim Advisory Agreement, fee escrow provisions.  Approval by the Veracity Fund’s shareholders of the New Advisory Agreement is necessary for Integrity to continue to serve as investment adviser to the Veracity Fund (i) in the event shareholders do not approve the Reorganization or (ii) in the event the closing of the Reorganization takes place after the termination of the Interim Advisory Agreement.  Approval of the New Advisory Agreement is also necessary for Integrity to receive the amounts held in the escrow account for its advisory services provided to the Veracity Fund performed under the Interim Advisory Agreement.

If shareholders of the Veracity Fund do not approve the proposed New Advisory Agreement and the Reorganization does not close before 150 days following December 31, 2010, the Interim Advisory Agreement will automatically terminate.  In such an event, the Fund will no longer have an investment adviser and the Board of the Veracity Trust will determine what additional steps are appropriate and in the best interests of the Veracity Fund and its shareholders.

Terms of the New Advisory Agreement if Approved

The form of the New Advisory Agreement is attached as Appendix E.  The terms and conditions (including applicable advisory fees) of the New Advisory Agreement are identical to the Prior Advisory Agreement and the Interim Advisory Agreement except for the effective dates, termination dates and, in the case of the Interim Advisory Agreement, fee escrow provisions.  The Veracity Fund’s shareholders last approved the Prior Advisory Agreement, in accordance with the requirements of the 1940 Act, on March 25, 2004 and the Veracity Board last approved the Prior Advisory Agreement on March 17, 2010.  A discussion regarding the factors considered by the Board of Trustees in approving the most recent continuance of the Prior Advisory Agreement with Integrity is available in the Veracity Fund’s Annual Report for the year ended February 28, 2010.

Compensation of Integrity Under the New Advisory Agreement

For its services to the Veracity Fund, Integrity receives an investment advisory fee from the Veracity Fund at the annual rate of 1.00% of the Veracity Fund’s average daily net assets, less any fee reductions.  During the Veracity Fund’s last fiscal year, Integrity received from the Veracity Fund fees of $1,195,605 less a reduction under the expense limitation agreement of $49,910 and reimbursements of $3,527 for Class R and $2,660 for Class I.

Integrity has contractually agreed until at least December 31, 2012 to reduce its management fees and/or reimburse expenses of the Veracity Fund to the extent necessary to limit the Veracity Fund’s annual ordinary operating expenses to an amount not exceeding 1.50% for Class R shares and 1.25% for Class I shares.  Management fee reductions and expenses reimbursed by the Integrity are subject to repayment under certain circumstances.

Trustee and Officer  Interests in Approval of the New Advisory Agreement

The Veracity Fund’s Trustees, executive officers and associates have no substantial interest, directly or indirectly, in the approval of the New Advisory Agreement, other than to the extent that those Trustees, officers and associates may be employees of Integrity or Munder and, thus, have the potential to benefit if Integrity (or indirectly Munder) receives management fees as a result of the New Advisory Agreement.

Factors  the Veracity Board Considered in Recommending that Shareholders Approve the New Advisory Agreement

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement.  As noted above, approval took place at an in person meeting held on January 31, 2011, at which all of the Independent Trustees were present.  In determining whether it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Board considered various materials and representations provided by Integrity, including that portfolio management would be unaffected and was advised by legal counsel with respect to these matters.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the New Advisory Agreement, and the Independent Trustees requested such information from Integrity as they deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and whether the New Advisory Agreement is in the best interests of the Veracity Fund and its shareholders.  The Trustees particularly considered that the New Advisory Agreement had substantially the same terms as the Prior Advisory Agreement and the Interim Advisory Agreement, which the Independent Trustees had reviewed and approved on March 17, 2010 and December 28, 2010, respectively, and also considered this proposal in light of the proposed Reorganization.  The Trustees noted that approving the New Advisory Agreement would allow for continued management of the Veracity Fund by Integrity in the case that the closing of the Reorganization (i) is not approved by shareholders or (ii) takes place after the termination of the Interim Advisory Agreement.

Both at the meeting and at other meetings held throughout the course of the year, the Trustees reviewed a variety of factors and considered a significant amount of information as a part of the evaluation of the New Advisory Agreement, including, among other things:

•
the nature, extent and quality of the services provided by Integrity, noting that Integrity had provided quality services under the Prior Advisory Agreement and that the services provided by Integrity would not change from those provided under the Prior Advisory Agreement and the Interim Advisory Agreement;

•
the investment performance of the Veracity Fund, including that the current and historical performance record of the Veracity Fund was overall favorable compared to its benchmark and to comparable mutual funds and Integrity’s non-fund small capitalization clients performance appeared to be generally consistent with the Veracity Fund’s performance record;

•
an analysis showing the advisory fees paid to Integrity during each of the past six fiscal years, both before and after fee reductions, the Trustees had determined that the fees paid to Integrity were in line with the services provided to the Veracity Fund;

•
the extent to which economies of scale would be realized as the Veracity Fund grows, subject to the capacity constraints of Integrity’s small cap strategy, noting that the Trustees determined that it would not be relevant to consider the extent to which economies of scale would be realized, but that, if the Veracity Fund begins to experience significant growth in its assets, it may become necessary for Integrity to consider adding fee breakpoints;

•
a comparison of the fee levels of the Veracity Fund with those of comparable funds and other products managed by Integrity, noting that the Trustees had determined that, although the Veracity Fund’s advisory fee was higher than the average of comparable funds, they believe that Integrity is providing and will continue to provide above average portfolio management services to the Veracity Fund, and that Integrity would continue to limit the expenses of the Veracity Fund pursuant to an Expense Limitation Agreement; and

•
the “fallout benefits” to Integrity under the Prior Advisory Agreement and the New Advisory Agreement, including soft dollar relationships, noting that the Trustees had determined that, given the amounts involved, fallout benefits were secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Veracity Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the New Advisory Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, with the assistance of counsel, that approving the New Advisory Agreement and recommending that shareholders approve the New Advisory Agreement for the Veracity Fund was in the best interests of Veracity Fund and its shareholders.

Information About Integrity

Information as of December 31, 2010 about the executive officers and directors of Integrity, including their principal occupations, is set forth in Appendix F.  As noted above, subsequent to the Integrity Acquisition, MCM owns all of the outstanding equity interests in Integrity.

Required Vote

Approval of the New Advisory Agreement will require the affirmative vote of a “majority” of the outstanding voting securities of the Veracity Fund, as defined in the 1940 Act. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE NEW ADVISORY AGREEMENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Veracity Fund on or about February 28, 2011.  Only shareholders of record as of the close of business on the Record Date, February __, 2011, will be entitled to notice of, and to vote at, the Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Veracity Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the Veracity Fund, Integrity, MCM and their affiliates or the Altman Group.  MCM and Integrity have retained the Altman Group as the solicitor for the proxies, at an estimated cost of $___, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $___.  It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM and Integrity  may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.  MCM and Integrity will bear the costs of proxy solicitation.

As the Meeting date approaches, certain shareholders of the Veracity Fund may receive a telephone call from a representative of The Altman Group if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman Group representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Altman Group representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Altman Group, then the Altman Group representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on the Proposal.  Although the Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/ Prospectus.  The Altman Group will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.

Vote Required

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Veracity Fund.  The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Veracity Fund. Shareholders of the Veracity Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Quorum

The holders of one-third of the shares of the Veracity Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.  However, the mere presence of a quorum at the Meeting may not be sufficient to approve the proposals.

Adjournments

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes cast. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the proposals will be voted in favor of adjournment while votes cast against the proposals will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.  A vote may be taken on a proposal specified herein prior to any such adjournment if sufficient votes for the approval of the proposal have been received.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against the proposals, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Share Information

There were ________ shares of the Veracity Fund outstanding as of the close of business on the Record Date.  As of February __, 2011, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Veracity Fund and/or the Munder Fund:

Name and Address of Owner	Type of Ownership	Percentage of Fund	Percentage of Class

As of the Record Date, each of the Trustees and executive officers owned individually, and owned collectively as a group less than 1% of the outstanding shares of the Veracity Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, there were no control persons of the Veracity Fund as of the Record Date.

The votes of the shareholders of the Munder Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Munder Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

THE BOARD OF TRUSTEES OF THE VERACITY FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE VERACITY FUND TO THE MUNDER FUND, THE LIQUIDATION OF THE VERACITY FUND AND APPROVAL OF THE NEW ADVISORY AGREEMENT, AND THE DISTRIBUTION OF SHARES OF THE MUNDER FUND TO SHAREHOLDERS OF THE VERACITY FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT AND THE ADVISORY AGREEMENT.

APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following sections provide more information about each Fund’s principal investment strategies and risks and about other investment, investment techniques and risks that may be applicable to the Funds.  For a complete description of the Fund’s principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

More Information About the Funds’ Principal Investment Strategies and Risks

A summary description of each Fund’s principal investment strategies and risks are included the Proxy Statement/Prospectus.  Below you will find additional information about each Fund’s investment strategies and risks.

Munder Fund

Foreign Securities
The term "foreign securities" includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.  Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations.  American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Foreign Securities Risk
Investments by a Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities.  Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. To the extent a Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s NAV to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security.  If a Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions. Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.

Veracity Fund

Temporary Defensive Position
Under abnormal market or economic conditions, Integrity may adopt a temporary defensive investment position for the Fund. When such a position is assumed, cash and cash equivalents may represent a significant percentage (up to 100%) of the Fund’s net assets. During times when the Fund holds a significant portion of its net assets in cash and cash equivalents, the Fund will not achieve its investment objective and its performance may be negatively affected as a result.

Other Investments, Investment Techniques and Risks of the Munder Fund

MCM may use several types of investments or investment techniques in furtherance of the Fund’s overall investment objective, which MCM does not consider part of its principal investment strategies.  The most significant of these and their associated risks are described below.  Additional information on other investments and investment techniques that may be used by MCM is included in the Munder Funds’ Statement of Additional Information.

Borrowing
The Fund may borrow from banks in an amount up to 33 1⁄3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets.  Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.

Borrowing Risk
Borrowings by the Fund may involve leveraging.  As leverage increases, the negative impact on the Fund’s NAV from a decline in value of the Fund’s securities will be magnified.  Further, interest rates paid on outstanding borrowings will fluctuate.  As interest rates rise, the cost of borrowing increases.

Derivatives
From time to time, the advisor may write covered call options.  Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

ETFs
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.  Traditional ETFs in which the Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index.  The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees.  When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses.

Emerging Markets Investing
All or part of the Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism.  Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.

Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.

Securities Lending
The Fund may lend securities with a value of up to 33 1⁄3% of the Fund’s total assets (including the loan collateral) to qualified institutions. When the Fund lends securities, it utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis.  Each loan is secured by cash or non-cash collateral, which is adjusted daily.  Cash collateral is typically invested in a registered money market fund.  Non-cash collateral is typically made up of high-quality government or agency securities.  Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities.  The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.

Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money.  To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

Short-Term Trading
From time to time, the Fund may buy and sell the same security within a short period of time.  The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.

Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Temporary and Defensive Investing
Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund.  This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions.  From time to time, however, a Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Temporary and Defensive Investing Risk
During periods when a Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective.  Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.

Comparison of Fundamental Investment Restrictions

Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote.  Below is a side-by-side comparison of the Funds’ fundamental investment restrictions.

Investment Restriction	Veracity Fund	Munder Fund

Issuing Senior Securities
The Fund will not issue senior securities. The issuance of “senior securities” would include any action by the Fund which resulted in a situation where a claimant against the Fund would have priority over the Fund’s shareholders. Examples of such items would include, without limitation, the issuance of preferred stock or the incurring of debt obligations carrying superior asset liens. Reverse Repurchase Agreements would also be considered as senior securities unless an agreement to treat them otherwise was first entered into by the parties and be done pursuant to a fully collateralized and segregated funds arrangement.

The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, this would permit the Fund to:  (i) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

Borrowing Money	The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund’s assets at the time of borrowing.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Underwriting Securities	The Fund will not underwrite the distribution of securities of other issuers.
The Fund may not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Purchasing or Selling Real Estate
The Fund will not purchase or sell real estate, real estate loans, or real estate limited partnerships; although the Fund may invest in marketable securities of companies that invest in real estate or interests in real estate.

May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, the Fund may, among other things:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Investments in Commodities	The Fund will not invest in commodities or commodities futures or options contracts.
The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Making Loans
The Fund will not lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).  The Fund has no present intention of lending its portfolio securities, but may choose to do so in the future. If the Fund took such action, the Board of Trustees would adopt procedures and policies designed to protect the Fund from loss, and in any event, no more than 1/3rd of the Fund’s assets could be lent at any time, and any such lending would have to be done pursuant to a fully collateralized and segregated funds arrangement.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, the Fund may, among other things:  (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan.

Investment Restriction	Veracity Fund	Munder Fund

Diversification
The Fund will not acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

The Fund will not as to 75% of its total assets, purchase the securities of an issuer if as a result, more than 5% of the value of the Fund’s assets (valued at time of purchase) would be invested in the securities of that issuer (securities backed by the full faith and credit of the U.S. Government and mutual funds are exempt from this requirement).
The Fund shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Concentration	The Fund will not invest 25% or more of its total assets in a single industry or group of related industries.
The Fund may not “concentrate” its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing:  (a) this limitation will not apply to the Fund’s investments in:  (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Investing for the Purpose of Exercising Control	The Fund will not invest in companies for the purpose of management or the exercise of control.	N/A

Investing in Oil, Gas, or Other Mineral Exploration or Development Programs
The Fund will not invest in oil, gas, or other mineral exploration or development programs; although the Fund may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.
N/A

APPENDIX B – FINANCIAL HIGHLIGHTS

The Veracity Fund will be the accounting survivor of the Reorganization.  The Veracity Fund's most recent financial highlights table can be located in its most recent Shareholder Report, which is incorporated by reference into Part B of this Proxy Statement/Prospectus.  Please refer to (i) the pro forma Fees and Expenses included under the heading Comparison of Fees and Expenses in Part A of this Proxy Statement/Prospectus and (ii) the pro forma financial statements in Part B of this Proxy Statement/Prospectus to see the projected effect of (i) the change in the investment advisory fees for the Munder Fund and (ii) the combination of the assets of the two Funds on the expense ratio for the surviving Fund following the completion of the Reorganization.

The following financial highlights tables are intended to help you understand the financial performance of the Munder Fund’s Class A and Y shares for the past five years.  Certain information reflects financial results for a single Munder Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Munder Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Munder Fund’s financial statements, is included in the Munder Fund’s Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.  In addition, our website, www.munderfunds.com, contains the Munder Fund’s most recent annual and semi-annual reports.  You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 468-6337.

CLASS A SHARES(a)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)	Year Ended 6/30/06(b)
Net asset value, beginning of period	$13.24	$20.62	$30.89	$29.25	$26.52
Income/(loss) from investment operations:
Net investment income	0.01	0.19	0.28	0.28	0.25
Net realized and unrealized gain/(loss) on investments	2.60	(6.61)	(8.03)	2.32	3.42
Total from investment operations	2.61	(6.42)	(7.75)	2.60	3.67
Less distributions:
Dividends from net investment income	(0.34)	(0.23)	(0.32)	(0.22)	(0.17)
Distributions from net realized gains	—	(0.73)	(2.20)	(0.74)	(0.77)
Total distributions	(0.34)	(0.96)	(2.52)	(0.96)	(0.94)
Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Voluntary contribution from Adviser	—	—	—	—	0.00	(c)
Net asset value, end of period	$15.51	$13.24	$20.62	$30.89	$29.25
Total return (e)	19.66%	(32.39)%	(26.68)%	9.26%	14.10	%(d)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$54,624	$70,348	$177,964	$421,762	$522,111
Ratio of operating expenses to average net assets	1.65%	1.67%	1.34%	1.36%	1.34%
Ratio of net investment income to average net assets	0.04%	1.33%	1.09%	0.98%	0.88%
Portfolio turnover rate	54% %	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense waivers	1.65%	1.67%	1.34%	1.36%	1.34%

(a)   Class A shares of the Fund commenced operations on January 10, 1997.
(b)   Per share numbers have been calculated using the average shares method.
(c)   Amount is less than $0.005 per share.
(d)   The voluntary contribution from Adviser had no impact on total return.
(e)   Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

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B-1

CLASS Y SHARES(a)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)	Year Ended 6/30/07(b)	Year Ended 6/30/06(b)
Net asset value, beginning of period	$13.37	$20.78	$31.11	$29.45	$26.69
Income/(loss) from investment operations:
Net investment income	0.05	0.21	0.37	0.36	0.32
Net realized and unrealized gain/(loss) on investments	2.62	(6.64)	(8.11)	2.33	3.45
Total from investment operations	2.67	(6.43)	(7.74)	2.69	3.77
Less distributions:
Dividends from net investment income	(0.38)	(0.25)	(0.39)	(0.29)	(0.24)
Distributions from net realized gains	—	(0.73)	(2.20)	(0.74)	(0.77)
Total distributions	(0.38)	(0.98)	(2.59)	(1.03)	(1.01)
Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Voluntary contribution from Adviser	—	—	—	—	0.00	(c)
Net asset value, end of period	$15.66	$13.37	$20.78	$31.11	$29.45
Total return (e)	19.91%	(32.19)%	(26.50)%	9.54%	14.41	%(d)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$38,060	$61,792	$234,313	$359,595	$371,799
Ratio of operating expenses to average net assets	1.40%	1.42%	1.08%	1.11%	1.09%
Ratio of net investment income to average net assets	0.30%	1.47%	1.45%	1.23%	1.13%
Portfolio turnover rate	54%	64%	32%	29%	36%
Ratio of operating expenses to average net assets without expense waivers	1.40%	1.42%	1.08%	1.11%	1.09%

(a)   Class Y shares of the Fund commenced operations on December 26, 1996.
(b)   Per share numbers have been calculated using the average shares method.
(c)   Amount is less than $0.005 per share.
(d)   The voluntary contribution from Adviser had no impact on total return.
(e)   Total return represents aggregate total return for the period indicated.

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B-2

APPENDIX C – HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES

The information in this Appendix C describes in greater detail certain information about Class A and Y shares of the Munder Fund and other Munder Funds. It does not provide similar information for the Veracity Fund. Note that the Munder Fund offers other share classes that are not described in this Proxy Statement/Prospectus.

If you wish to obtain similar information about the Veracity Fund, you may obtain the Prospectus, SAI, and/or Annual and Semi-Annual Reports and material incorporated by reference without charge by calling Veracity Fund toll-free at 1-866-896-9292. To request other information about the Veracity Fund and to make shareholder inquiries, please call your financial intermediary or Veracity Fund at the number above.

Share Class Eligibility

Please consider eligibility requirements and investment minimums carefully when selecting a share class.  If you wish to invest more than $50,000 and you are not eligible to purchase Class Y shares, you should purchase Class A shares.  The Funds may refuse any purchase orders from ineligible investors who select Class Y shares.

Eligibility to Purchase Class A Shares

All investors are eligible to purchase Class A shares.

Eligibility to Purchase Class Y Shares

Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-	individual and institutional investors who (i) do not invest in the Munder Funds through a financial intermediary and (ii) hold their shares directly with the Munder Funds’ transfer agent;

-
individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Munder Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Munder Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.

The Munder Funds may refuse any purchase orders from ineligible investors who select Class Y shares.

Investment Minimums

Please consider investment minimums and eligibility requirements carefully when selecting a share class.  The Munder Funds may refuse any purchase orders that do not meet applicable investment minimums.

General Information

Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account.  Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Munder Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.

In the case of group or omnibus accounts, the Munder Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Munder Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Munder Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.

We reserve the right to waive any investment minimum if the Munder Funds determine that doing so would be in the best interest of the Munder Funds and their shareholders.

We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.

Class A Shares

Except as provided below, the minimum initial investment for Class A shares is $2,500 per Fund for all accounts. The Munder Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Class Y Shares

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Investment Minimum Waivers and Reductions

Investment minimums do not apply to purchases of Class A or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Munder Funds whose terms have been negotiated pursuant to procedures adopted by the Munder Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Munder Funds.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Munder Funds.

Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment  advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.

Class A Share Accounts Below Minimums

For each account that you own, if your investment in Class A shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2011, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

How to Purchase Shares

You may purchase Class A or Y shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors.

You may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Munder Funds’ distributor can sell you shares of the Munder Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Munder Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Munder Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Munder Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

Policies for Purchasing Shares

Verification of Identity

The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Munder Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders

Purchase orders must be received by the Munder Funds or an authorized agent of the Munder Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

Applicable Sales Charges

Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the "Sales Charges and Fees" link on the Fund’s Profile Page.

Front-End Sales Charges – Class A Shares

Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase.  The offering price for Class A shares includes this front-end sales charge.  The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
	Offering Price (%)	Net Amount Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.
**No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if the Fund’s distributor paid a sales commission at the time of purchase.

Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.

Front-End Sales Charge Waivers

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1. investors that have an investment account with the Fund’s investment advisor;

2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Munder Funds;

5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

The Munder Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.

Front-End Sales Charge Reductions – Letters of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Munder Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Front-End Sales Charge Reductions - Rights of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information about Letters of Intent and Rights of Accumulation

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Munder Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.

Contingent Deferred Sales Charges (CDSCs)

You are subject to a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment.

This time period includes the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

Distribution and Service Fees

Distribution and Service Plan Fees

The Fund has a Distribution and Service Plan with respect to its Class A shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A shares and for services provided to shareholders of Class A shares.

Payments made under the Plan by Class A shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A shares of the Fund, and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.

These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read "Additional Compensation Paid to Intermediaries" in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

How to Redeem Shares of the Munder Fund

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

You may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make Internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A shares.

Policies for Redeeming Shares

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.

Medallion Signature Guarantees

For your protection, a medallion signature guarantee is required for the following redemption requests:

-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.

We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class I share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs provided you meet the eligibility requirements for the class into which you desire to exchange your shares.

You may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

Policies for Exchanging Shares

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

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Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

How to Convert Shares

You may convert Class A shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event.

Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.

We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.

Additional Policies for Purchases, Exchanges, Conversions and Redemptions

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We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:

(i) the NYSE is closed;

(ii) trading on the NYSE is restricted;

(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv) the SEC orders the Fund to suspend redemptions.

-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

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We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

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If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

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Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.

Reinstatement Privilege

For 60 days after you sell Class A shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.

Frequent Purchases and Redemptions of Fund Shares

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

Pricing of Fund Shares

The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form.  The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open.  The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.  The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.

With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close.  The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE.  Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares.  For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.

The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.

Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.

The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.

Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange.  The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open.

The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees.  The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.

Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.

Distributions

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789.  If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.

Federal Tax Considerations

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales, Exchanges or Conversions

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

Foreign Shareholders

Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.

Publication of Portfolio Holdings

The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

APPENDIX D – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

MUNDER SERIES TRUST
VERACITY FUNDS

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this __ day of ___, 2011, by Munder Series Trust (“MST”), a Delaware statutory trust, with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Small-Cap Value Fund (“Acquiring Fund”), a separate series of MST, and Veracity Funds (“Veracity Trust”), a Delaware Statutory Trust with its principal place of business at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, on behalf of the Veracity Small Cap Value Fund (“Acquired Fund”), a separate series of Veracity Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class Y and A shares of the Acquiring Fund (“Acquiring Fund Shares”) designated in this Agreement in Section 1.1 of this Agreement as the corresponding class of outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a series of MST, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a series of Veracity Trust, a registered investment company classified as a management investment company of the open-end type under the 1940 Act, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, following the Reorganization, Veracity Trust will deregister as an investment company in accordance with the rules and regulations of the Securities and Exchange Commission (“Commission”);

WHEREAS, following the effective date of its deregistration, Veracity Trust shall voluntarily dissolve in accordance with Delaware law and the terms of its Declaration of Trust, as amended from time to time (“Veracity Declaration of Trust”);

WHEREAS, the Board of Trustees of MST has determined, with respect to the Acquiring Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of Veracity Trust has determined, with respect to the Acquired Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1           Subject to the requisite approval by the Acquired Fund Shareholders (as defined in paragraph 3.1 below) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (a) to deliver to the Acquired Fund the number of full and fractional Class Y and A Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value (“NAV”) of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).  For purposes of this Agreement, and this paragraph 1.1 in particular, Class I shares of the Acquired Fund shall be deemed to correspond to Class Y shares of the Acquiring Fund and Class R shares of the Acquired Fund shall be deemed to correspond to Class A shares of the Acquiring Fund.

1.2           The property and assets of Veracity Trust attributable to the Acquired Fund to be sold, assigned, conveyed transferred and delivered to and acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such stock dividends or other distribution that remain unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3           The Acquired Fund will (i) make its best effort to discharge all of its known liabilities and obligations prior to the Valuation Date and (ii) provide the Acquiring Fund with a Schedule to this Agreement listing any and all of the known liabilities and obligations of the Acquired Fund that were not discharged by the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.

1.4           Immediately following the actions contemplated by paragraph 1.1, Veracity Trust shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, Veracity Trust, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate the Acquired Fund.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate NAV of Class A and Y Acquiring Fund Shares to be so credited to Class R and I Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund will not issue certificates representing the Class A and Y Acquiring Fund Shares in connection with the Reorganization.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s transfer agent.

1.6           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7           As promptly as practicable following the Reorganization of the Acquired Fund, Veracity Trust will take all necessary actions to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Delaware law.

2.	VALUATION

2.1           The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred to herein as the “Valuation Date”), computed using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by Veracity Trust’s Board of Trustees.

2.2           The NAV of each Class A and Y Acquiring Fund Share shall be the NAV per share computed with respect to that class as of the Valuation Date, computed using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.

2.3           The number of the Class A and Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the corresponding Class R and I Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the NAV of a corresponding Acquiring Fund Share (pursuant to Section 1.1 of this Agreement), determined using the same valuation procedures referred to in paragraph 2.2.

2.4           All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for MST with respect to the Acquiring Fund, and shall be subject to confirmation by Munder Capital Management (“MCM”), MST’s administrator.  All computations of value with respect to the Acquired Fund shall be made by Ultimus Fund Solutions, LLC, in its capacity as transfer agent and administrator (“Acquired Fund Transfer Agent”) of Veracity Trust, and shall be subject to review by MCM.

3.	CLOSING AND CLOSING DATE

3.1           The Closing Date shall be _______, 2011, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of MST or at such other time and/or place as the parties may agree.

3.2           Veracity Trust shall direct U.S. Bank, N.A., as custodian for the Acquired Fund (“Veracity Custodian”), to deliver to MST at the Closing a certificate of an authorized officer of the Veracity Custodian stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two (2) business days prior to or on the Closing Date, and (b) U.S. Bank, N.A. has paid such amounts, or set aside such amounts necessary for payment, as it has been instructed by an authorized person of the Veracity Fund under its Custody Agreement with U.S. Bank, N.A..  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Veracity Custodian to those persons at the State Street Bank and Trust Company (“Munder Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Veracity Custodian shall deliver to those persons at the Munder Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Veracity Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3           Veracity Trust shall direct the Acquired Fund Transfer Agent to deliver to MST at the Closing a certificate of an authorized officer of the Acquired Fund Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of outstanding Class R and I shares owned by each such shareholder immediately prior to the Closing.  The Secretary of MST shall confirm that (a) the appropriate number of corresponding Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of corresponding Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4.  At the Closing MST and Veracity Trust shall execute such bills of sale, checks, assignments, stock certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of MST and the Board of Trustees of Veracity Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day practicable after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1           Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Veracity Trust, Veracity Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)
The Acquired Fund is duly organized as series of Veracity Trust, which is a business trust duly organized, validly existing and in good standing under the laws of Delaware, with power under the Veracity Declaration to own all of its Assets and to carry on its business as it is now being conducted;

(b)
Veracity Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class I and R Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)
The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the 1933 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
On the Valuation Date, Veracity Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MST, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)
The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Veracity Declaration of Trust or the by-laws of the Veracity Trust (“Veracity By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which Veracity Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Veracity Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)
All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)
No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Veracity Trust’s knowledge, threatened against Veracity Trust, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Veracity Trust, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at February 28, 2010 have been audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)
Since February 28, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in NAV per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)
On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Veracity Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)
For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all (but not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)
All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Veracity Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)
The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary actions on the part of the Board of Trustees of the Veracity Trust, on behalf of the Acquired Fund, and subject to the approval of the shareholders of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Veracity Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)
The information to be furnished by the Acquired Fund for use in the Registration Statement (as defined in paragraph 5.5) or any other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2           Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)
The Acquiring Fund is duly organized as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under MST’s Declaration of Trust, as amended from time to time (“MST Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)
MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class Y and A Acquiring Fund Shares under the 1933 Act is in full force and effect;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)
The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the 1933 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the MST Declaration of Trust or the by-laws of MST (“MST By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)
No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  MST, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2010 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)
Since June 30, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (h), a decline in NAV per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)
On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)
For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a RIC, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(k)
All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable federal and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)
The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)
The Class Y and A Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

(n)
The information to be furnished by the Acquiring Fund for use in the Registration Statement (as defined in paragraph 5.5) or other documents filed or to be filed with any federal, state or local regulatory authority (including the FINRA), which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           The Acquired Fund will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein

5.3           The Acquired Fund covenants that the Class Y and A Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5           MST, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund (a) fully cooperate with MST with respect to the preparation of the Registration Statement and (b) provide in a timely manner to MST such information regarding the Acquired Fund as may be necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7           Veracity Trust, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (a) vest in and confirm (i) the title and possession of MST, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder, and (ii) the title and possession of MST, on behalf of the Acquiring Fund, of all the Assets, and (b) otherwise to carry out the intent and purpose of this Agreement.

5.8           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9           MST agrees that for a period of three years after the Closing Date at least seventy-five percent of the Trustees of MST will not be interested persons (as such term is defined in the 1940 Act) of MST.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Veracity Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Veracity Fund’s election, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2           MST, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an officer of the Acquiring Fund, dated as of the Closing Date, pursuant to which MST, on behalf of the Acquiring Fund, assumes all the Liabilities of the Acquired Fund existing on the Valuation Date;

6.3           MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.4           MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.5           MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that MST, on behalf of the Acquiring Fund, has performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.6           The number of full and fractional Class Y and A Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of MST, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MST’s election, to the performance by Veracity Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of Veracity Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           Veracity Trust shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of Veracity Trust;

7.3           Veracity Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Veracity Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4           Veracity Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Veracity Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5           Veracity Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed by Veracity Trust’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that Veracity Trust, on behalf of the Acquired Fund, has performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Veracity Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.6           The number of full and fractional Class Y and A Acquiring Fund Shares to be issued in connection with the Reorganization, in exchange for the full and fractional corresponding Class I and Class R Acquired Fund shares, shall have been calculated in accordance with paragraph 1.1; and

7.7           The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (a) substantially all (but not less than 98%) of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (b) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Veracity Trust, on behalf of the Acquired Fund or MST, on behalf of the Acquiring Fund, the other party to this Agreement may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the applicable provisions of the Veracity Declaration of Trust and Veracity By-Laws, applicable state law and the 1940 Act;

8.2           An increase in annual management fees paid by the Acquiring Fund from 0.75% per annum to (i) 0.90% of the first $300 million of average daily net assets, and (ii) 0.85% of average daily net assets in excess of $300 million per annum shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the applicable provisions of the MST Declaration of Trust and MST By-Laws, applicable state law and the 1940 Act;

8.3           The proposed transaction pursuant to which MCM would purchase all of the assets and operations of Integrity Asset Management, LLC (“Integrity”) (“Transaction”), Veracity Trust’s investment advisor, shall have closed in accordance with any applicable organizational documents, the relevant asset purchase agreement with respect to the Transaction, and any applicable state or federal law;

8.4           On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of MST or Veracity Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.5           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MST and Veracity Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.6           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.7           MST and the Veracity Trust shall have received the opinion of Dechert LLP, counsel to MST, addressed to each of them, substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of MST and the Veracity Trust.  Notwithstanding anything to the contrary herein, MST and Veracity Trust may not consummate the transactions contemplated by this Agreement if this condition is not fully satisfied.

9.	INDEMNIFICATION

9.1           MST, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2           Veracity Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agree to indemnify and hold harmless the Acquiring Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.	BROKERAGE FEES AND EXPENSES

10.1           MST, on behalf of the Acquiring Fund, and Veracity Trust, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization as set forth in paragraph 10.2.

10.2           The expenses relating to the proposed Reorganization will be borne by MCM and Integrity.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1           MST, on behalf of the Acquiring Fund, and Veracity Trust, on behalf of the Acquired Fund, agree that it has made no representation, warranty or covenant that is not set forth herein, and this Agreement constitutes the entire agreement among the parties to this Agreement with respect to the Reorganization.

11.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of MST’s Board of Trustees or Veracity Trust’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by mutual written agreement of the authorized officers of MST and of the Veracity Trust.

14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.  Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

14.4           This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

VERACITY FUNDS,
on behalf of the Veracity Small Cap Value Fund

By:
[Name]
[Title]

MUNDER SERIES TRUST,
on behalf of the Munder Small-Cap Value Fund

By:
Stephen J. Shenkenberg
Vice President and Secretary

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

INTEGRITY ASSET MANAGEMENT, LLC

By:
[Name]
[Title]

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

MUNDER CAPITAL MANAGEMENT

By:
[Name]
[Title]

APPENDIX E – FORM OF NEW ADVISORY AGREEMENT

VERACITY FUNDS

AGREEMENT FOR INVESTMENT ADVISORY SERVICES

THIS AGREEMENT is made as of this __ day of ____, 2011, between Veracity Funds (the "Trust") and Integrity Asset Management, LLC, a Delaware limited liability company (the "Adviser").

RECITALS

WHEREAS, the Trust is organized under the laws of the state of Delaware as an unincorporated business trust  operating  and  registered  as an  open-end management  investment company of the series type under the Investment  Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized by its Declaration of Trust and by-laws to issue  separate  Portfolios  of  shares representing interests  in  separate investment portfolios (the "Portfolios"), and

WHEREAS, the Trust has  authorized  the  issuance of shares of  beneficial interest  ("Shares")  in the  Portfolios  which are  identified  on  Schedule A attached hereto and  incorporated  herein,  which Schedule A may be amended from time to time by mutual  agreement of the Trust and Adviser  (the  "Portfolios"); and

WHEREAS, Adviser  is  registered  as  an  investment  adviser  under  the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Portfolios,  and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

NOW  THEREFORE,  in  consideration  of the foregoing and the agreements and covenants herein contained,  the parties hereto,  intending to be legally bound, agree as follows:

1.   APPOINTMENT

The Trust  hereby  appoints  Adviser  to act as  investment   adviser to the Portfolios  for the periods and pursuant to the terms and conditions as set forth in this  Agreement.  Adviser  accepts the  appointment  and agrees to furnish the services herein set forth for the compensation herein provided.

2.   DELIVERY OF DOCUMENTS

The Trust has furnished  Adviser with properly  certified or  authenticated copies of each of the following:

a.  The Trust's Declaration of Trust;
b.  The Trust's By-Laws;
c.  Resolutions of the Trust's Board of Trustees authorizing the appointment of Adviser and approving this Agreement;
d.  The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus"); and
e.  All policies and procedures of the Trust which are relevant to this Agreement.

The Trust will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   MANAGEMENT

Subject to the general  supervision  of the Trust's  Board of Trustees (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios,  including  investment  research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

Adviser may, with the prior  written  consent of the Board and the approval of the  appropriate  Trust  shareholders,  as required,  employ  persons or entities to serve as  sub-advisers to one or more  Portfolios.  The Adviser and/or such sub-advisers, if any, may, in their sole discretion,  determine from time to time what securities and other  investments will be purchased, retained  or sold by the  Portfolios.  The  investment  activities  of such sub-advisers,  if any, as such services relate to the  Portfolios,  will at all times be subject to the  general  supervision  and  control of Adviser.  Adviser will provide,  through its own efforts  itself  and/or  through the medium of its previously approved  sub-adviser(s),  the services under this Agreement  in  accordance  with  each  Portfolio's  investment  objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

(a)  Will conform its activities to all applicable Rules and Regulations of the SEC and will,  in  addition,  conduct  its  activities  under this  agreement in accordance  with the regulations of any other Federal and State agencies which may now or in the future have  jurisdiction  over its activities under this Agreement;

(b)  Will monitor the  investment  activities of any  sub-adviser  which it employs to insure that such  sub-adviser  conducts its activities with respect  to  the  applicable Portfolio(s)  in  accordance  with  the Prospectus and any and all federal  and/or state laws and  regulations relating to the applicable Portfolio(s);

(c)  Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith  investment  determinations  for the Portfolios either  directly  with  the  respective  issuers  or with  appropriate brokers and dealers.  In placing  orders with brokers or dealers,  the Adviser,  or  sub-adviser(s)  under the  supervision of Adviser,  will attempt to obtain the best net price and the most favorable  execution of its orders.  Consistent  with this  obligation,  when  Adviser,  or Adviser's duly authorized sub-adviser(s), believes two or more brokers or  dealers  are  comparable  in  price  and  execution,  advisor,  or Adviser's duly authorized sub-adviser(s),  may prefer: (I) brokers and dealers who provide the  Portfolio(s)  with research  advice and other services,  or who recommend or sell Trust shares, and (II) brokers who are  affiliated  with the  Trust,  Adviser or  sub-adviser;  provided, however,  that in no instance will  portfolio  securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

(d)  Will  provide,  at its own cost,  all  office  space,  facilities  and equipment  necessary  for the conduct of its advisory  activities  on behalf of the Trust.

4.   SERVICES NOT EXCLUSIVE

The services to be furnished by Adviser  hereunder are not to be considered exclusive,  and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.   BOOKS AND RECORDS

In compliance with applicable rules promulgated under the 1940 Act, Adviser hereby  agrees that all records  which it maintains  for the benefit of the Trust  are the  property  of the  Trust and  further  agrees  to  surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods  prescribed by applicable  rules promulgated  under the 1940 Act the records required to be maintained by it pursuant  to such Rule that are not  maintained  by others on behalf of the Trust.

6.   EXPENSES

During the term of this Agreement,  Adviser will pay all expenses  incurred by it in connection with its investment Advisory services furnished to the Trust other than the costs of securities and other  investments  (including brokerage  commissions and other transaction charges) purchased or sold for the Portfolios.

7.   COMPENSATION

The Trust will pay Adviser,  and Adviser  will accept as full  compensation for its services rendered hereunder,  the investment advisory fees for each Portfolio  as set forth on  Schedule  A attached  hereto  and  incorporated herein,  which  Schedule  A may be  amended  from  time to  time by  mutual agreement of the Trust,  Adviser and  shareholders as applicable.  All fees payable to Adviser  pursuant to this Agreement shall be computed at the end of each month and payable  within five (5) business  days  thereafter,  and shall be computed as an annual rate as a  percentage  of the average  daily net assets of the  applicable  Portfolio.  All parties to this Agreement do hereby expressly authorize and instruct the Trust's Administrator, Ultimus Fund Solutions, LLC or its successor,  to provide,  in accordance with the fees set forth on Schedule A, a calculation each month of the gross amounts due Adviser for each  Portfolio  and to remit such fee  payments  hereunder promptly to Adviser.

8.   LIMITATION OF LIABILITY

Adviser  shall not be liable for any error of  judgment,  mistake of law or for any other loss  suffered by the Trust or any  Portfolio  in  connection with the  performance  of this  Agreement,  except a loss  resulting from a breach of fiduciary  duty with respect to the receipt of  compensation  for services or a loss resulting from willful  malfeasance,  bad faith or gross negligence  on  Adviser's  part in the  performance  of its  duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   DURATION AND TERMINATION

This  Agreement  shall become  effective as of the date first written above and, unless sooner terminated as provided herein,  shall continue in effect until _____, 20__.  Thereafter,  this  Agreement  shall be renewable for successive  periods  of  one  year  each, provided  such  continuance  is specifically approved annually:

(a)  By the  affirmative  vote of a majority of those  members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined  in the 1940 Act),  cast in person at a meeting called for the purpose of voting on such approval; and

(b)  By  affirmative  vote of either a majority  of the  entire  Board or a majority (as that term is defined in the 1940 Act) of the  outstanding voting securities of the Trust.

Notwithstanding  the  foregoing,  this  Agreement  may be terminated by the Trust or by  Adviser  at any time  upon  sixty  (60) days  written  notice, without payment of any penalty;  provided,  however that termination by the Trust must be  authorized  by a majority  vote of the Board or by vote of a majority of the outstanding  voting securities of the Trust. This Agreement will  automatically  terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  AMENDMENT OF THIS AGREEMENT

No provision  of this  Agreement  may be changed,  waived,  discharged,  or terminated  orally,  but only by a written  instrument  signed by the party against which enforcement of the change,  waiver,  discharge or termination is sought. No material amendment of this Agreement shall be effective until approved  by vote of the  holders of a majority  of the Fund's  outstanding voting securities (as defined in the 1940 Act).

11.  MISCELLANEOUS

The captions in this  Agreement are included for  convenience  of reference only  and in no way  define  or  limit  any of  the  provisions  hereof  or otherwise  affect their  construction  or effect.  If any provision of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement  shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  COUNTERPARTS

This Agreement may be executed in counterparts by the parties hereto,  each of which shall constitute an original,  and all of which,  together,  shall constitute one Agreement.

13.  GOVERNING LAW

This Agreement shall be construed in accordance  with, and governed by, the laws of the  State  of  Kentucky,  without  regard  to such  jurisdiction's conflict-of-law statutes.

14.  NOTICES

Except  as  otherwise  provided  in this  Agreement,  any  notice  or other communication  required by or permitted to be given in connection with this Agreement  will be in writing  and will be  delivered  in person or sent by first class mail,  postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:	If to the Adviser:
Veracity Funds 401 West Main Street, Suite 2100 Louisville, KY 40202 Matthew G. Bevin President	Integrity Asset Management, LLC 401 West Main Street, Suite 2100 Louisville, KY 40202 Matthew G. Bevin Chief Executive Officer

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:	VERACITY FUNDS

By:	By:
Name:	Name:
Title:	Title:

Attest:	INTEGRITY ASSET MANAGEMENT, LLC.

By: /s/	By:
Name:	Name:
Title:	Title:

APPENDIX F – INTERGRITY MANAGEMENT INFORMATION

The principals and officers of Integrity are set forth below.  None of these principals and officers has had any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

•	Matthew G. Bevin – Chief Executive Officer of the Adviser
•	Daniel G. Bandi – Chief Investment Officer of the Adviser
•	William H. McNett, III – Senior Portfolio Manager of the Adviser
•	Adam I. Friedman – Senior Portfolio Manager of the Adviser
•	Daniel J. Demonica – Senior Portfolio Manager of the Adviser
•	David D. Jones – Chief Compliance Officer

The business address of the Adviser is 401 West Main Street, Suite 2100, Louisville, Kentucky 40202.  Messrs. Bandi, McNett, Friedman and Demonica are located at, 18500 Lake Road, Suite 300, Rocky River, OH 44116.

F-1

PART B

Munder Series Trust

Munder Small-Cap Value Fund
Statement of Additional Information
February 28, 2011

Acquisition of the Assets and Liabilities of Veracity Small Cap Value Fund (“Veracity Fund” or “Acquired Fund”) (a series of VERACITY FUNDS) 401 West Main Street, Suite 2100, Louisville, KY 40202	By and in Exchange for Shares of Munder Small-Cap Value Fund (“Munder Fund” or the “Target Fund”)) (a series of MUNDER SERIES TRUST) 480 Pierce Street, Birmingham, MI 48009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February __, 2011, relating specifically to the proposed transfer of all of the assets of the Veracity Fund to the Munder Fund and the assumption of all the liabilities of the Veracity Fund in exchange for shares of the Munder Fund having an aggregate value equal to those of the Veracity Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to Munder Series Trust, 480 Pierce Street, Birmingham, MI 48009 or call (800) 468-6337. The Reorganization will be pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

(1)	Statement of Additional Information of the Munder Funds dated October 30, 2010 (previously filed on EDGAR, Accession No: 0001144204-10-056168); and
(2)	Annual Report to Shareholders of the Veracity Fund for the fiscal year ended February 28, 2010 (previously filed on EDGAR, Accession No: 0001398344-10-000684); and
(3)	Semi-Annual Report to Shareholders of the Veracity Fund for the fiscal period ended August 31, 2010 (previously filed on EDGAR, Accession No: 0001111830-10-000972); and
(3)	Annual Report to Shareholders of the Munder Fund for the fiscal year ended June 30, 2010 (previously filed on EDGAR, Accession No: 0000950123-10-081689); and
(4)	Pro forma financial statements of the Veracity Fund and the Munder Fund giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus as of August 31, 2010.

PRO FORMA FINANCIAL STATEMENTS

Shown below are unaudited pro forma financial statements for the combined Munder Fund.  We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports and Semi-Annual Reports for the previous fiscal year for each class of shares for each Fund and unaudited Schedule of Investments and Statement of Operations for the Munder Fund as of August 31, 2010.

The first table presents a pro forma Schedule of Investments for the combined Munder Fund.  The second table presents a pro forma Statement of Assets and Liabilities for the combined Munder Fund.  The third table presents a pro forma Statement of Operations for the combined Munder Fund. The tables are followed by the Notes to the Pro forma Financial Statements.

Munder Series Trust
Munder Small-Cap Value Fund

Pro Forma Combining Financial Statements

August 31, 2010

(Unaudited)

Munder Small-Cap Value Fund / Veracity Small Cap Value Fund
Pro Forma Combining Schedule of Investments
August 31, 2010
(Unaudited)

Munder	Veracity	Pro		Munder	Veracity	Pro
Small-Cap	Small Cap	Forma		Small-Cap	Small Cap	Forma
Value	Value	Combined		Value	Value	Combined
Fund	Fund	(Note 1)		Fund	Fund	(Note 1)
Shares	Shares	Shares	Description	Value (a)	Value (a)	Value (a)
			COMMON STOCKS — 96.6%

			Consumer Discretionary — 12.0%
13,300	-	13,300	America's Car-Mart Inc †	$943,901	$-	$943,901
63,120	-	63,120	Bally Technologies Inc †	1,985,124	-	1,985,124
-	12,513	12,513	Buckle Inc. (The)	-	299,686	299,686
-	108,184	108,184	Callaway Golf Co.	-	676,150	676,150
60,600	-	60,600	Cato Corp/The, Class A	1,390,770	-	1,390,770
-	37,744	37,744	CEC Entertainment, Inc. †	-	1,184,029	1,184,029
31,700	48,633	80,333	Cooper Tire & Rubber Co	513,223	787,368	1,300,591
-	24,283	24,283	Cracker Barrel Old Country Store, Inc..	-	1,083,265	1,083,265
-	78,632	78,632	Dana Holding Corp.†	-	806,764	806,764
22,200	-	22,200	Deckers Outdoor Corp †	965,034	-	965,034
-	80,429	80,429	Entercom Communications Corp. †	-	442,360	442,360
-	56,487	56,487	Foot Locker, Inc.	-	663,157	663,157
-	46,048	46,048	Gaylord Entertainment Co. †	-	1,204,616	1,204,616
-	42,220	42,220	Genesco, Inc. †	-	1,065,633	1,065,633
38,110	-	38,110	Hibbett Sports Inc †	883,389	-	883,389
-	75,373	75,373	Isle of Capri Casinos, Inc. †	-	533,641	533,641
-	61,103	61,103	Jones Apparel Group, Inc.	-	939,764	939,764
-	35,509	35,509	Media General, Inc - Class A †	-	273,064	273,064
29,600	-	29,600	Monro Muffler Brake Inc	1,239,648	-	1,239,648
-	70,290	70,290	OfficeMax , Inc. †	-	684,625	684,625
123,610	-	123,610	Penske Automotive Group Inc †	1,484,556	-	1,484,556
-	54,102	54,102	RC2 Corp. †	-	996,018	996,018
-	56,072	56,072	Ryland Group, Inc (The)	-	903,320	903,320
138,800	-	138,800	Sally Beauty Holdings Inc †	1,197,844	-	1,197,844
148,698	-	148,698	Spartan Motors Inc	578,435	-	578,435
-	115,069	115,069	Stage Stores, Inc.	-	1,284,170	1,284,170
79,870	-	79,870	Tempur-Pedic International Inc †	2,140,516	-	2,140,516
37,900	54,633	92,533	Tenneco Inc †	936,888	1,350,528	2,287,416
24,200	-	24,200	Tupperware Brands Corp	952,028	-	952,028
53,390	-	53,390	Wolverine World Wide Inc	1,349,165	-	1,349,165

			Total Consumer Discretionary	16,560,521	15,178,158	31,738,679

			Consumer Staples — 2.0%
-	21,268	21,268	Casey's General Stores, Inc.	-	800,102	800,102
25,810	-	25,810	Flowers Foods Inc	666,930	-	666,930
-	54,196	54,196	Ruddick Corp.	-	1,754,325	1,754,325
-	49,772	49,772	TreeHouse Foods, Inc. †	-	2,065,538	2,065,538

			Total Consumer Staples	666,930	4,619,965	5,286,895

			Energy — 5.4%
58,227	-	58,227	Atlas Energy Inc †	1,583,774	-	1,583,774
-	33,689	33,689	Berry Petroleum Co. - Class A	-	914,656	914,656
-	44,285	44,285	Complete Production Services, Inc. †	-	781,187	781,187
27,820	-	27,820	Core Laboratories NV	2,195,833	-	2,195,833
90,300	-	90,300	Georesources Inc †	1,364,433	-	1,364,433
-	119,615	119,615	Helix Energy Solutions Group, Inc. †	-	1,088,497	1,088,497
-	232,313	232,313	Key Energy Services Inc. †	-	1,860,827	1,860,827
220,200	290,974	511,174	Kodiak Oil & Gas Corp †	541,692	715,796	1,257,488
-	41,680	41,680	Lufkin Industries, Inc.	-	1,611,349	1,611,349
85,610	-	85,610	Pason Systems Inc	947,342	-	947,342
-	39,210	39,210	Venoco, Inc. †	-	694,017	694,017

			Total Energy	6,633,074	7,666,329	14,299,403

			Financials — 32.9%
32,980	-	32,980	Affiliated Managers Group Inc †	2,117,646	-	2,117,646
28,300	-	28,300	Agree Realty Corp - REIT	672,125	-	672,125
53,000	-	53,000	AMERISAFE Inc †	931,210	-	931,210
65,900	58,856	124,756	Amtrust Financial Services Inc	899,535	803,384	1,702,919
125,300	97,289	222,589	Associated Estates Realty Corp - REIT	1,699,068	1,319,239	3,018,307
-	62,429	62,429	Assured Guaranty Ltd.	-	964,528	964,528
34,500	-	34,500	Bank of Marin Bancorp	1,086,405	-	1,086,405
63,490	-	63,490	Bank of the Ozarks Inc	2,332,622	-	2,332,622
135,480	-	135,480	BioMed Realty Trust Inc - REIT	2,315,353	-	2,315,353
89,120	-	89,120	Capstead Mortgage Corp - REIT	1,035,574	-	1,035,574
-	71,917	71,917	Cardinal Financial Corp.	-	660,198	660,198
65,800	-	65,800	Cash America International Inc	2,015,454	-	2,015,454
-	106,890	106,890	Cedar Shopping Centers, Inc. - REIT	-	590,033	590,033
80,400	-	80,400	Chatham Lodging Trust - REIT †	1,308,108	-	1,308,108
-	175,933	175,933	Cogdell Spencer, Inc. - REIT	-	1,087,266	1,087,266
-	74,380	74,380	Colonial Properties Trust - REIT	-	1,179,667	1,179,667
33,700	-	33,700	Columbia Banking System Inc	600,197	-	600,197
32,970	-	32,970	Corporate Office Properties Trust SBI MD - REIT	1,190,217	-	1,190,217
-	119,268	119,268	Developers Diversified Realty Corp. - REIT	-	1,235,617	1,235,617
-	217,511	217,511	DiamondRock Hospitality Co. - REIT †	-	1,905,396	1,905,396
95,960	-	95,960	DuPont Fabros Technology Inc - REIT	2,371,172	-	2,371,172
-	177,000	177,000	Education Realty Trust, Inc. - REIT	-	1,210,680	1,210,680
143,417	-	143,417	Ezcorp Inc, Class A †	2,578,638	-	2,578,638
-	98,553	98,553	First Financial Bancorp	-	1,571,920	1,571,920
-	34,521	34,521	FPIC Insurance Group, Inc. †	-	1,047,712	1,047,712
-	97,325	97,325	Fulton Financial Corp.	-	805,851	805,851
-	29,943	29,943	Hancock Holding Co.	-	815,049	815,049
-	38,598	38,598	Hanover Insurance Group, Inc. (The)	-	1,674,381	1,674,381
52,180	-	52,180	Hatteras Financial Corp - REIT	1,512,176	-	1,512,176
314,900	-	314,900	Hersha Hospitality Trust - REIT	1,492,626	-	1,492,626
-	59,043	59,043	Highwoods Properties, Inc. - REIT	-	1,846,865	1,846,865
30,500	-	30,500	Iberiabank Corp	1,486,875	-	1,486,875
-	185,315	185,315	Inland Real Estate Corp. - REIT	-	1,428,779	1,428,779
48,250	-	48,250	LaSalle Hotel Properties - REIT	1,016,628	-	1,016,628
-	167,443	167,443	Lexington Realty Trust - REIT	-	1,116,845	1,116,845
294,840	-	294,840	Meadowbrook Insurance Group Inc	2,532,676	-	2,532,676
101,600	-	101,600	MFA Financial Inc - REIT	748,792	-	748,792
41,500	-	41,500	Middleburg Financial Corp	595,525	-	595,525
-	236,130	236,130	National Penn Bancshares, Inc.	-	1,371,915	1,371,915
-	69,223	69,223	National Retail Properties, Inc. - REIT	-	1,686,272	1,686,272
414,490	-	414,490	NorthStar Realty Finance Corp - REIT	1,318,078	-	1,318,078
66,400	-	66,400	OceanFirst Financial Corp	752,312	-	752,312
-	69,560	69,560	Pacific Continential Corp.	-	571,088	571,088
-	56,556	56,556	PacWest Bancorp	-	964,845	964,845
-	58,205	58,205	Pennsylvania Real Estate Investment Trust - REIT	-	608,824	608,824
34,700	-	34,700	Portfolio Recovery Associates Inc †	2,210,390	-	2,210,390
-	57,046	57,046	Post Properties, Inc. - REIT	-	1,448,968	1,448,968
68,800	-	68,800	Prosperity Bancshares Inc	1,957,360	-	1,957,360
-	161,822	161,822	Radian Group, Inc.	-	1,024,333	1,024,333
112,100	-	112,100	Redwood Trust Inc - REIT	1,548,101	-	1,548,101
-	21,184	21,184	RLI Corp.	-	1,111,313	1,111,313
22,900	-	22,900	S.Y. Bancorp Inc	542,959	-	542,959
40,700	-	40,700	Sandy Spring Bancorp Inc	595,441	-	595,441
-	180,606	180,606	Seacoast Banking Corp. of Flordia †	-	218,533	218,533
18,100	-	18,100	Signature Bank/New York NY †	661,374	-	661,374
-	166,069	166,069	Sunstone Hotel Investors, Inc. - REIT †	-	1,423,211	1,423,211
-	175,296	175,296	Susquehanna Bancshares, Inc.	-	1,386,591	1,386,591
-	68,335	68,335	Trustmark Corp.	-	1,303,149	1,303,149
-	160,590	160,590	U-Store-It Trust - REIT	-	1,284,720	1,284,720
-	33,602	33,602	Waddell & Reed Financial, Inc. - Class A	-	773,182	773,182
-	48,429	48,429	Washington Real Estate Investment Trust - REIT	-	1,483,865	1,483,865
10,500	-	10,500	Westamerica Bancorporation	532,140	-	532,140
-	186,110	186,110	Western Alliance Bancorp †	-	1,138,993	1,138,993
-	248,015	248,015	Whitney Holding Corp.	-	1,842,752	1,842,752
-	39,167	39,167	World Acceptance Corp. †	-	1,596,055	1,596,055
27,000	-	27,000	WSFS Financial Corp	971,190	-	971,190
-	53,334	53,334	Zions Bancorp.	-	982,946	982,946

			Total Financials	43,627,967	43,484,965	87,112,932

			Health Care — 5.3%
-	48,175	48,175	AMERIGROUP Corp. †	-	1,777,657	1,777,657
12,600	-	12,600	Catalyst Health Solutions Inc	505,134	-	505,134
-	35,576	35,576	Cooper Coss., Inc. (The)	-	1,435,136	1,435,136
24,700	-	24,700	Haemonetics Corp †	1,286,376	-	1,286,376
-	229,919	229,919	Health Management Associates, Inc. - Class A †	-	1,436,994	1,436,994
-	19,976	19,976	ICU Medical, Inc. †	-	711,745	711,745
-	78,520	78,520	King Pharmaceuticals, Inc. †	-	683,909	683,909
-	46,734	46,734	LifePoint Hospitals, Inc. †	-	1,421,648	1,421,648
-	47,913	47,913	Magellan Health Services, Inc. †	-	2,099,069	2,099,069
-	31,669	31,669	Medicis Phaarmaceutical Corp. - Class A	-	870,897	870,897
9,200	-	9,200	SXC Health Solutions Corp †	715,760	-	715,760
10,840	-	10,840	Techne Corp	625,793	-	625,793
34,900	-	34,900	US Physical Therapy Inc †	559,447	-	559,447

			Total Health Care	3,692,510	10,437,055	14,129,565

			Industrials — 16.4%
-	78,048	78,048	AAR CORP. †	-	1,198,817	1,198,817
-	39,614	39,614	ABM Industries, Inc.	-	776,830	776,830
-	57,689	57,689	Actuant Corp. - Class A	-	1,143,396	1,143,396
64,100	-	64,100	Altra Holdings Inc †	824,967	-	824,967
39,000	-	39,000	American Science & Engineering Inc	975,000	-	975,000
-	31,591	31,591	Atlas Air Worldwide Holdings, Inc. †	-	1,369,154	1,369,154
33,241	-	33,241	AZZ Inc	1,327,646	-	1,327,646
-	35,870	35,870	Baldor Electric Co.	-	1,258,320	1,258,320
-	64,568	64,568	BE Aerospace, Inc. †	-	1,740,108	1,740,108
-	32,488	32,488	Ceradyne, Inc. †	-	709,538	709,538
-	30,217	30,217	Consolidated Graphics, Inc. †	-	1,199,917	1,199,917
-	25,480	25,480	Crane Co.	-	863,772	863,772
-	96,291	96,291	Dycom Industries, Inc. †	-	774,180	774,180
-	32,036	32,036	EMCOR Group, Inc. †	-	728,499	728,499
-	30,255	30,255	Genesee & Wyoming, Inc. - Class A †	-	1,174,196	1,174,196
83,300	-	83,300	GrafTech International Ltd †	1,171,198	-	1,171,198
-	196,855	196,855	Great Lakes Dredge & Dock Co.	-	993,133	993,133
43,900	-	43,900	Harbin Electric Inc †	741,471	-	741,471
-	53,077	53,077	Hexcel Corp. †	-	905,494	905,494
93,800	-	93,800	Interface Inc, Class A	1,202,516	-	1,202,516
32,800	-	32,800	Jinpan International Ltd	361,456	-	361,456
16,740	-	16,740	Kaydon Corp	542,543	-	542,543
114,700	-	114,700	MasTec Inc †	1,110,296	-	1,110,296
41,600	-	41,600	Michael Baker Corp †	1,371,552	-	1,371,552
24,390	-	24,390	Middleby Corp †	1,341,206	-	1,341,206
-	348,533	348,533	Mueller Water Products, Inc. - Class A	-	826,023	826,023
80,400	-	80,400	MYR Group Inc/Delaware †	1,119,972	-	1,119,972
9,400	-	9,400	Nordson Corp	603,198	-	603,198
55,455	-	55,455	Old Dominion Freight Line Inc †	1,292,656	-	1,292,656
-	39,238	39,238	Old Dominion Freight Line, Inc. †	-	914,638	914,638
95,600	-	95,600	Orion Marine Group Inc †	1,072,632	-	1,072,632
38,445	-	38,445	RBC Bearings Inc †	1,126,054	-	1,126,054
13,900	-	13,900	Regal-Beloit Corp	768,948	-	768,948
271,460	-	271,460	Republic Airways Holdings Inc †	1,908,364	-	1,908,364
-	45,260	45,260	Robbins & Myers, Inc.	-	1,070,852	1,070,852
79,373	-	79,373	Rush Enterprises Inc, Class B †	912,790	-	912,790
29,000	-	29,000	Smith (A.O.) Corp	1,489,150	-	1,489,150
-	29,950	29,950	Standex International Corp.	-	704,723	704,723
-	57,132	57,132	Tetra Tech, Inc. †	-	1,036,946	1,036,946
51,700	-	51,700	Trimas Corp	666,413	-	666,413
6,190	-	6,190	Valmont Industries Inc	414,916	-	414,916
-	136,212	136,212	Wabash National Corp. †	-	834,980	834,980
-	42,658	42,658	Werner Enterprises, Inc.	-	850,600	850,600

			Total Industrials	22,344,944	21,074,116	43,419,060

			Information Technology — 11.3%
13,980	-	13,980	Anixter International Inc †	641,402	-	641,402
-	170,349	170,349	Aviat Networks, Inc. †	-	671,175	671,175
-	49,733	49,733	Benchmark Electronics, Inc.	-	697,754	697,754
39,900	-	39,900	Broadridge Financial Solutions Inc	851,865	-	851,865
52,300	-	52,300	Computer Modelling Group Ltd	887,729	-	887,729
32,580	47,930	80,510	Comtech Telecommunications Corp †	663,655	976,334	1,639,989
24,200	-	24,200	DG FastChannel Inc †	383,328	-	383,328
79,892	55,814	135,706	Diodes Inc †	1,178,407	823,256	2,001,663
-	224,598	224,598	Entegris, Inc.	-	864,702	864,702
48,200	-	48,200	Fabrinet †	588,522	-	588,522
-	214,820	214,820	Fairchild Semiconductor International, Inc.	-	1,660,559	1,660,559
-	222,971	222,971	Integrated Device Technology, Inc.	-	1,141,612	1,141,612
52,900	-	52,900	j2 Global Communications Inc †	1,141,053	-	1,141,053
-	60,135	60,135	JDA Software Group, Inc.	-	1,381,301	1,381,301
-	79,190	79,190	Lawson Software, Inc.	-	601,844	601,844
20,800	-	20,800	MAXIMUS Inc	1,117,168	-	1,117,168
-	171,737	171,737	Mentor Graphics Corp.	-	1,561,089	1,561,089
24,500	-	24,500	MICROS Systems Inc †	933,450	-	933,450
10,000	-	10,000	MTS Systems Corp	266,500	-	266,500
42,780	-	42,780	NeuStar Inc, Class A †	947,149	-	947,149
14,100	-	14,100	NVE Corp †	541,440	-	541,440
-	97,869	97,869	Parametric Technology Corp.	-	1,668,666	1,668,666
-	218,850	218,850	Photronics, Inc.	-	941,055	941,055
-	43,927	43,927	Plexus Corp.	-	1,011,200	1,011,200
-	135,820	135,820	Sapient Corp.	-	1,416,603	1,416,603
28,600	-	28,600	Telvent GIT SA †	542,256	-	542,256
-	114,237	114,237	TriQuint Semiconductor, Inc.	-	793,947	793,947
199,410	87,100	286,510	TTM Technologies Inc †	1,647,127	719,446	2,366,573
-	22,003	22,003	Veeco Instruments, Inc.	-	731,160	731,160

			Total Information Technology	12,331,051	17,661,703	29,992,754

			Materials — 6.8%
-	24,520	24,520	AK Steel Holding Corp.	-	439,785	439,785
-	47,872	47,872	Carpenter Technology Corp.	-	1,484,511	1,484,511
58,800	-	58,800	Glatfelter	601,524	-	601,524
-	60,870	60,870	Innophos Holdings, Inc.	-	1,775,578	1,775,578
84,500	-	84,500	Koppers Holdings Inc	1,690,000	-	1,690,000
-	120,690	120,690	OMNOVA Soultions, Inc. †	-	736,209	736,209
-	31,821	31,821	Quaker Chemical Corp.	-	942,220	942,220
25,350	-	25,350	Reliance Steel & Aluminum Co	944,288	-	944,288
-	58,786	58,786	Rockwood Holdings, Inc. †	-	1,519,618	1,519,618
-	34,233	34,233	RTI International Metals, Inc. †	-	944,831	944,831
-	22,535	22,535	Schnitzer Steel Industries, Inc. - Class A	-	996,948	996,948
-	123,571	123,571	Solutia, Inc. †	-	1,673,151	1,673,151
-	62,627	62,627	Spartech Corp. †	-	559,259	559,259
28,700	-	28,700	Stella-Jones Inc	772,439	-	772,439
-	64,226	64,226	Temple-Inland, Inc.	-	1,023,120	1,023,120
94,200	-	94,200	Thompson Creek Metals Co Inc †	808,236	-	808,236
-	47,733	47,733	Worthington Industries, Inc.	-	678,763	678,763
135,200	-	135,200	Zagg Inc †	466,440	-	466,440

			Total Materials	5,282,927	12,773,993	18,056,920

			Telecommunication Services — 0.9%
-	267,178	267,178	Cincinnati Bell, Inc. †	-	627,869	627,869
65,786	-	65,786	NTELOS Holdings Corp	1,064,417	-	1,064,417
-	186,252	186,252	PAETEC Holding Corp. †	-	763,633	763,633

			Total Telecommunication Services	1,064,417	1,391,502	2,455,919

			Utilities — 3.6%
21,900	50,172	72,072	Cleco Corp	620,427	1,421,373	2,041,800
-	40,333	40,333	El Paso Electric Co. †	-	925,642	925,642
-	41,796	41,796	IDACORP, Inc.	-	1,465,368	1,465,368
19,289	35,833	55,122	New Jersey Resources Corp	717,744	1,333,346	2,051,090
-	124,403	124,403	PNM Resources, Inc.	-	1,423,170	1,423,170
13,360	-	13,360	South Jersey Industries Inc	627,786	-	627,786
-	41,672	41,672	Vectren Corp.	-	1,022,631	1,022,631

			Total Utilities	1,965,957	7,591,530	9,557,487

			TOTAL COMMON STOCKS † †
			(Cost $102,324,304, $139,145,271, and $241,469,575, repectively)	114,170,298	141,879,316	256,049,614

			INVESTMENT COMPANY SECURITIES — 3.7%
-	5,208,670	5,208,670	First American Treasury Obligations Fund (b)	-	5,208,670	5,208,670
111,590	-	111,590	Golub Capital BDC	1,604,664	-	1,604,664
229,100	-	229,100	Hercules Technology Growth Capital Inc	2,097,411	-	2,097,411
48,600	-	48,600	Solar Capital Ltd	954,504	-	954,504
68	-	68	State Street Institutional Liquid Reserve	68	-	68

			TOTAL INVESTMENT COMPANY SECURITIES	4,656,647	5,208,670	9,865,317
			(Cost $1,618,123, $5,208,670, and $6,826,793, repectively)

			TOTAL INVESTMENTS
			(Cost $103,942,427, $144,353,941, and $248,296,368, repectively)	118,826,945	147,087,986	265,914,931

			OTHER ASSETS AND LIABILITIES (Net) - (0.3%)	(296,134)	(452,617)	(748,751)
			NET ASSETS	$118,530,811	$146,635,369	$265,166,180

†	Non-income producing security.

††
Holdings listed are as of August 31, 2010.  Changes have occurred in the security positions of each fund subsequent to August 31, 2010 as a result of normal trading practices.  No holdings of the Veracity Small Cap Value Fund are expected to require liquidation in the merged environment due to prospectus or other limitations.

(a)	As of August 31, 2010, the values of securities of the Fund were determined based on Level 1 inputs.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2010.

See Notes to Pro Forma Financial Statements.

At August 31, 2010, the country diversification (based on the country in which the company's headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

COMMON STOCK:	Munder Small-Cap Value Fund Value	Veracity Small Cap Value Fund Value	Pro Forma Combined (Note 1) Value	Pro Forma Combined (Note 1) % of Net Assets
United States	$106,193,536	$141,879,316	$248,072,852	93.6%
Canada	3,415,746	-	3,415,746	1.3%
Netherlands	2,915,833	-	2,915,833	1.1%
China	1,102,927	-	1,102,927	0.4%
Spain	542,256	-	542,256	0.2%
TOTAL COMMON STOCK	114,170,298	141,879,316	256,049,614	96.6%
INVESTMENT COMPANY SECURITY	4,656,647	5,208,670	9,865,317	3.7%
TOTAL INVESTMENTS	118,826,945	147,087,986	265,914,931	100.3%
OTHER ASSETS AND LIABILITIES (Net)	(296,134)	(452,617)	(748,751)	(0.3)%
NET ASSETS	$118,530,811	$146,635,369	$265,166,180	100.0%

Munder Small-Cap Value Fund / Veracity Small Cap Value Fund
Pro Forma Combining Statement of Assets and Liabilities
August 31, 2010
(Unaudited)

	Munder	Veracity
	Small-Cap	Small Cap			Pro Forma
	Value	Value			Combined
	Fund	Fund	Adjustments		(Note 1)
ASSETS:
Investments, at value (see accompanying schedules)	$118,826,945	$147,087,986	$-		$265,914,931
Dividends receivable	72,850	111,394	-		184,244
Receivable for investment securities sold	682,914	32,759	-		715,673
Receivable for Fund shares sold	23,180	302,066	-		325,246
Prepaid expenses and other assets	72,868	23,791	-		96,659
Total Assets	119,678,757	147,557,996	-		267,236,753

LIABILITIES:
Payable for investment securities purchased	186,926	626,067	-		812,993
Payable for Fund shares redeemed	620,163	125,536	-		745,699
Transfer agency/record keeping fees payable	121,112	-	-		121,112
Trustees' fees and expenses payable	98,530	-	-		98,530
Distribution and shareholder servicing fees payable - Class A, B, C and R Shares, as applicable	41,278	12,308	-		53,586
Administration fees payable	16,399	19,700	-		36,099
Custody fees payable	345	-	-		345
Investment advisory fees payable	2,433	136,195	-		138,628
Shareholder servicing fees payable - Class K Shares	1,521	-	-		1,521
Accrued expenses and other payables	59,239	2,821	-		62,060
Total Liabilities	1,147,946	922,627	-		2,070,573
NET ASSETS	$118,530,811	$146,635,369	$-		$265,166,180
Investments, at cost	$103,942,427	$144,353,941	$-		$248,296,368

NET ASSETS CONSIST OF:
Accumulated net investment loss	$(239,815)	$(171,288)	$-		$(411,103)
Accumulated net realized loss on investments sold	(155,273,826)	(32,084,486)	-		(187,358,312)
Net unrealized appreciation/(depreciation) of investments	14,884,518	2,734,045	-		17,618,563
Paid-in capital	259,159,934	176,157,098	-		435,317,032
TOTAL NET ASSETS:	$118,530,811	$146,635,369	$-		$265,166,180

Munder Class A (Veracity Class R):
Net assets	$51,288,981	$58,266,319	$-		$109,555,300
Shares outstanding	3,372,491	2,788,349	1,042,441	(a)	7,203,281
Net asset value and redemption price per share	$15.21	$20.90	$-		$15.21
Maximum offering price per share	$16.09	$20.90	$-		$16.09

Munder Class B:
Net assets	$8,364,001	$-	$-		$8,364,001
Shares outstanding	581,340	-	-		581,340
Net asset value per share	$14.39	$-	$-		$14.39

Munder Class C:
Net assets	$22,854,584	$-	$-		$22,854,584
Shares outstanding	1,594,745	-	-		1,594,745
Net asset value per share	$14.33	$-	$-		$14.33

Munder Class K:
Net assets	$5,765,172	$-	$-		$5,765,172
Shares outstanding	379,616	-	-		379,616
Net asset value per share	$15.19	$-	$-		$15.19

Munder Class R:
Net assets	$685,912	$-	$-		$685,912
Shares outstanding	45,367	-	-		45,367
Net asset value per share	$15.12	$-	$-		$15.12

Munder Class Y (Veracity Class I):
Net assets	$29,572,161	$88,369,050	$-		$117,941,211
Shares outstanding	1,925,507	4,215,892	1,537,301	(a)	7,678,700
Net asset value per share	$15.36	$20.96	$-		$15.36

(a)	Adjustment to reflect the issuance of Munder Small-Cap Value Fund shares in exchange for shares of Veracity Small Cap Value Fund in connection with the proposed reorganization.

See Notes to Pro Forma Financial Statements.

Munder Small-Cap Value Fund / Veracity Small Cap Value Fund
Pro Forma Combining Statement of Operations
Estimate For the Year Ended August 31, 2010
(Unaudited)

	Munder Small-Cap Value Fund	Veracity Small Cap Value Fund	Adjustments		Pro Forma Combined (Note 1)

INVESTMENT INCOME:
Interest	$6	$16	$-		$22
Dividends, net	2,370,452	1,777,849	-		4,148,301
Other Income	11,118	-	-		11,118
Total Investment Income	2,381,576	1,777,865	-		4,159,441

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares (Veracity Class R Shares)	160,038	224,212	-		384,250
Class B Shares	105,692	-	-		105,692
Class C Shares	277,422	-	-		277,422
Class R Shares	4,969	-	-		4,969
Shareholder servicing fees:
Class K Shares	19,159	-	-		19,159
Investment advisory fees	1,111,431	1,629,336	59,353	(a)	2,800,120
Transfer agency/record keeping fees	481,816	-	52,091	(b)	533,907
Administration fees	223,484	-	176,935	(b)	400,419
Mutual Fund Services Fees	-	244,786	(244,786	)(b)	-
Compliance service fees	-	24,000	(24,000	)(b)	-
Trustees' fees and expenses	60,744	20,220	(20,220	)(c)	60,744
Registration and filing fees	57,900	18,974	(18,974	)(c)	57,900
Custody fees	54,322	27,838	(11,544	)(c)	70,616
Legal and audit fees	28,858	23,820	(23,820	)(c)	28,858
Other	93,867	47,728	(42,955	)(c)	98,640
Total Expenses	2,679,702	2,260,914	(97,920)		4,842,696

Less: Expense waivers	-	-	(181,475)		(181,475)

NET INVESTMENT INCOME/(LOSS)	(298,126)	(483,049)	279,395		(501,780)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	5,130,868	8,580,265	-		13,711,133
Foreign currency-related transactions	2,438	-	-		2,438
Net change in unrealized appreciation/depreciation of:
Securities	4,698,136	2,125,236	-		6,823,372
Foreign currency-related transactions	312	-	-		312
Net realized and unrealized loss on investments	9,831,754	10,705,501	-		20,537,255
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$9,533,628	$10,222,452	$279,395		$20,035,475

(a)         Increase reflects the impact of the revised advisory fee schedule in effect after the merger.

(b)         Reflects the reclassification of Veracity Small Cap Value Fund fees and synergies once the two funds become one.

(c)         Reductions reflect elimination of duplicate charges when the two funds become one.

Munder Small-Cap Value Fund / Veracity Small Cap Value Fund
Notes to Pro Forma Financial Statements
August 31, 2010
(Unaudited)

1.  Basis of Combination

At a meeting held on November 16, 2010, the Board of Trustees of Munder Series Trust (“MST”) approved the reorganization of the Veracity Small Cap Fund (“Veracity Fund”), a series of Veracity Funds, with and into the Munder Small-Cap Value Fund (“Munder Fund”), subject to approval of the shareholders of the Veracity Fund. The Veracity Fund will transfer all of its assets, subject to its liabilities, to the Munder Fund, in exchange for a number of shares of the Munder Fund equal in value to the assets less liabilities of the Veracity Fund (the “Exchange”). The Munder Fund shares will then be distributed to the Veracity Fund’s shareholders on a pro-rata basis in liquidation of the Veracity Fund. The Veracity Fund shareholders that hold Class R shares will receive Class A shares of the Munder Fund, and the Veracity Fund shareholders that hold Class I shares will receive Class Y shares of the Munder Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the Veracity Fund and the Munder Fund on August 31, 2010. The unaudited pro forma statement of operations reflects an estimate of the results of operations of the Veracity Fund and the Munder Fund for the year ended August 31, 2010. These statements have been derived from the Veracity Fund’s and the Munder Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above in accordance with U.S. generally accepted accounting principles. For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Funds are allocated to each Fund using an appropriate pro-rata method. Allocated expenses of the Funds, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Munder Fund for pre-combination periods will not be restated. The fiscal year end is February 28 for the Veracity Fund and June 30 for the Munder Fund.

The pro forma schedule of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Veracity Fund and the Munder Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on August 31, 2010. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Veracity Fund will be the accounting survivor.

2.  Portfolio Valuation

Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Veracity Small Cap Value Fund
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010:

Investments in
Valuation Inputs	Securities
Level 1 —Quoted Prices	$147,087,986
Level 2 —Other Significant Observable Inputs	—
Level 3 —Significant Unobservable Inputs	—
Total	$147,087,986

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Munder Small-Cap Value Fund
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

• Level 1—quoted prices in active markets for identical securities
• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010:

Investments in
Valuation Inputs	Securities
Level 1 —Quoted	$118,826,945
Level 2 —Other Significant Observable Inputs	—
Level 3 —Significant Unobservable Inputs	—
Total	$118,826,945

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Munder Small-Cap Value Fund / Veracity Small Cap Value Fund Pro Forma Combined
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

• Level 1—quoted prices in active markets for identical securities
• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2010:

Investments in
Valuation Inputs	Securities
Level 1 —Quoted	$265,914,931
Level 2 —Other Significant Observable Inputs	—
Level 3 —Significant Unobservable Inputs	—
Total	$265,914,931

The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

3.  Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Munder Fund which would have been issued at August 31, 2010 in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Veracity Fund as of August 31, 2010 divided by the net asset value per share of the Class A shares of the Munder Fund for the Veracity Class R shares and Class Y shares of the Munder Fund for the Veracity Class I shares as of August 31, 2010.  The pro forma total number of shares outstanding of 17,483,049 consists of 9,583,983 additional shares assumed issued in the reorganization plus 7,899,066 shares of Munder Fund outstanding at August 31, 2010.

4.  Pro Forma Operating Expenses

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on September 1, 2009. Munder Capital Management, the advisor to the Munder Fund, and Integrity Asset Management, the advisor to the Veracity Fund, will each bear a portion of the expenses of the Exchange.

5.  Federal Income Taxes

Each fund has qualified as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code. After the Exchange, the Munder Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended August 31, 2010. The tax cost of investments will remain unchanged for the combined entity.

The Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

6.  Revolving Line of Credit

Effective December 9, 2009, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes an annual commitment fee equal to 0.15% per annum through December 8, 2010 on the daily amount of the unused commitment. Prior to December 9, 2009, borrowings under the line were limited to the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%, and the annual commitment fee was equal to 0.11% per annum on the daily amount of the unused commitment. During the year ended August 31, 2010, the Fund did not utilize the revolving line of credit. For the year ended August 31, 2010, total commitment fees for the Munder Fund were $2,449.

MUNDER SERIES TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

Item 16.	Exhibits

(1)	(a) Certificate of Trust of the Registrant is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 3, 2003.
(b)
Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(c)
Amended Schedule A dated April 24, 2010 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(2)
Amended and Restated By-Laws of the Registrant dated May 16, 2006, are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit D to the Proxy Statement/Prospectus.

(5)	Not Applicable.

(6)
Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

(a)
Amendment No. 1 dated August 14, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(b)
Amendment No. 2 dated August 15, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 30, 2007.

(c)
Amendment No. 3 dated November 13, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 17, 2008.

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(d)
Amendment No. 4 dated May 13, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(e)
Amendment No. 5 dated June 14, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(f)
Amendment No. 6 dated June 30, 2008 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(g)
Amendment No. 7 dated March 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(h)
Amendment No. 8 dated May 1, 2009 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(i)
Amendment No. 9 dated January 1, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(j)
Amendment No. 10 dated July 1, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(k)
Form of Amendment No. 11 dated October 31, 2010 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust II and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(7)
Combined Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(i)
Amendment No. 1 dated May 1, 2009 to the Distribution Agreement dated March 31, 2009, between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(ii)
Form of Amendment No. 2 dated May 1, 2010 to the Distribution Agreement dated March 31, 2009 between Registrant, Munder Series Trust II and Funds Distributor, LLC is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(8)	Not Applicable.

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(9)
Master Custodian Agreement dated September 26, 2001, by and among The Munder Funds, Inc., Munder Series Trust II (formerly The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(a)
Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003.

(b)
Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

(c)
Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

(d)
Amendment No. 4 to Master Custodian Agreement dated June 13, 2003, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 28, 2004.

(e)
Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on May 11, 2005.

(f)
Amendment No. 6 to Master Custodian Agreement dated May 17, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

(g)
Amendment No. 7 to Master Custodian Agreement dated August 15, 2005, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2005.

(h)
Amendment No. 8 to Master Custodian Agreement dated April 17, 2006, by and among the Registrant, The Munder Funds, Inc., Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 15, 2007.

3

(i)
Amendment No. 9 to Master Custodian Agreement dated August 14, 2007, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 1, 2007.

(j)
Amendment No. 10 to Master Custodian Agreement dated September 28, 2007, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 1, 2008.

(k)
Amendment No. 11 to Master Custodian Agreement dated June 30, 2008, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2008.

(l)
Amendment No. 12 to Master Custodian Agreement dated May 1, 2009, by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust) and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 2009.

(m)
Form of Amendment No. 13 to Master Custodian Agreement dated January 1, 2010, by and among Registrant, Munder Series Trust II and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(10)	(a)
Combined Distribution and Service Plan dated April 23, 2010 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(b)
Amended and Restated Multi-Class Plan dated April 23, 2010 is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2010.

(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters is filed herewith.

(12)	Form of opinion of Dechert LLP regarding tax matters is filed herewith.

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)
Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 10, 2003, to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004 and to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2005.

(17)	Form of Proxy Card is filed herewith.

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Item 17.		Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)		The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

5

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Birmingham, in the State of Michigan, on the 27th day of January, 2011.

MUNDER SERIES TRUST

By:	/s/ James V. Fitzgerald
James V. Fitzgerald, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures	Title	Date
*	Trustee	January 27, 2011
John Engler

*	Trustee	January 27, 2011
Joseph E. Champagne

*	Trustee	January 27, 2011
Thomas D. Eckert

*	Trustee	January 27, 2011
John Rakolta, Jr.

*	Trustee	January 27, 2011
David J. Brophy

*	Trustee	January 27, 2011
Michael T. Monahan

*	Trustee	January 27, 2011
Arthur T. Porter

*	Trustee	January 27, 2011
Lisa A. Payne

/s/ James V. Fitzgerald	President	January 27, 2011
James V. Fitzgerald	(Principal Executive Officer)

/s/ Peter K. Hoglund	Vice President	January 27, 2011
Peter K. Hoglund	(Principal Financial Officer)

/s/ David Rumph	Treasurer	January 27, 2011
David Rumph	(Principal Accounting Officer)

* By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

INDEX OF EXHIBITS

Item 16.	Exhibits
(11)	Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters

(12)	Form of opinion of Dechert LLP regarding tax matters

(14)	Consent of Independent Registered Public Accounting Firm

(17)	Form of Proxy Card